                                                                  EXHIBIT 10.5



                             CONTRIBUTION AGREEMENT



                                     DATED

                                FEBRUARY 9, 2000

                                TABLE OF CONTENTS
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                 INTRODUCTION...................................................................1

                 SECTION 1 GENERAL..............................................................1

                 SECTION 2 CONTRIBUTION OF SMARTGATE FOR PUBCO STOCK............................2

                      2.1    Issuance and Delivery of Pubco Stock...............................2
                      2.2    Issuance of Pubco Options..........................................2
                      2.3    No Lien or Encumbrances on Pubco Stock.............................2
                      2.4    Fractional Shares..................................................2
                      2.5    No Registration of the Pubco Stock; Legend.........................2

                 SECTION 3 CLOSING..............................................................3

                      3.1    Closing of Transaction.............................................3
                      3.2    Deliveries at Signing of Agreement.................................3
                      3.3    Deliveries at Closing by SmartGate.................................3
                      3.4    Deliveries at Closing by Pubco.....................................3
                      3.5    Deliveries at Closing by SmartGate Shareholders....................4
                      3.6    Filings; Cooperation...............................................4

                 SECTION 4 REPRESENTATIONS AND WARRANTIES BY SMARTGATE..........................4

                      4.1    Organization and Good Standing of SmartGate........................4
                      4.2    Capitalization.....................................................4
                      4.3    Subsidiaries.......................................................4
                      4.4    Financial Statements...............................................4
                      4.5    Absence of Undisclosed Liabilities.................................5
                      4.6    Litigation.........................................................5
                      4.7    Compliance with Laws...............................................5
                      4.8    Absence of Certain Changes.........................................5
                      4.9    Assets.............................................................6
                      4.10   Tax Matters........................................................6
                      4.11   Contracts..........................................................6
                      4.12   Insurance..........................................................7
                      4.13   Permits............................................................7
                      4.14   Books and Records..................................................7
                      4.15   Authority to Execute Agreement.....................................7
                      4.16   Finder's, Broker's Fees............................................7
                      4.17   Disclosure.........................................................7
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                 SECTION 5 REPRESENTATIONS AND WARRANTIES BY PUBCO..............................8

                      5.1    Organization and Good Standing.....................................8
                      5.2    Capitalization.....................................................8
                      5.3    Authority to Execute Agreement.....................................8
                      5.4    Subsidiaries.......................................................8
                      5.5    Financial Statements...............................................8
                      5.6    Absence of Financial Changes.......................................8
                      5.7    Absence of Certain Changes.........................................9
                      5.8    Assets.............................................................9
                      5.9    Absence of Undisclosed Liabilities................................10
                      5.10   Litigation........................................................10
                      5.11   Compliance with Laws..............................................10
                      5.12   Contracts.........................................................10
                      5.13   Tax Matters.......................................................10
                      5.14   To the Best of Pubco's Knowledge, Pubco...........................11
                      5.15   Books and Records.................................................11
                      5.16   Investment Intent.................................................11
                      5.17   Finder's Fee......................................................11
                      5.18   Disclosure........................................................11

                 SECTION 6 ACCESS AND INFORMATION..............................................11

                      6.1    As to SmartGate...................................................11
                      6.2    As to Pubco.......................................................12

                 SECTION 7 CONDUCT OF PARTIES PENDING CLOSING..................................12

                      7.1    Conduct of SmartGate Business Pending Closing.....................12
                      7.2    Conduct of Pubco Pending Closing..................................12

                 SECTION 8 CONTRIBUTION OF CAPITAL FOR PUBCO SHARES............................13

                      8.1    Contribution of Pubco Shares......................................13
                      8.2    Pubco's Private Placement.........................................13
                      8.3    Expenses for Transaction..........................................13
                      8.4    Private Offering Memorandum.......................................13
                      8.5    Recipient of Pubco Stock..........................................14
                      8.6    Indemnification...................................................14

                 SECTION 9 CONDITIONS PRECEDENT TO CLOSING.....................................15

                      9.1    Conditions Precedent to Pubco's Obligations.......................15
                      9.2    Conditions Precedent to SmartGate's and the SmartGate
                             Shareholder Obligations...........................................16
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                 SECTION 10 ADDITIONAL COVENANTS OF THE PARTIES................................18

                      10.1   Cooperation.......................................................18
                      10.2   Expenses..........................................................18
                      10.3   Confidential Information..........................................18
                      10.4   Publicity.........................................................19
                      10.5   Name Change.......................................................19
                      10.6   Post-Closing Covenants............................................19
                      10.7   Registration Rights...............................................20
                      10.8   Budget and Approved Expenditures..................................20
                      10.9   Insurance.........................................................20
                      10.10  Amendment of Articles.............................................20
                      10.11  Loan in Recognition of Tax Liability..............................20

                 SECTION 11 REMEDIES...........................................................21

                      11.1   Mutual Termination................................................21
                      11.2   Defaults Permitting Termination...................................21
                      11.3   Post-Closing Covenants Benefit Third Parties......................21
                      11.4   Arbitration.......................................................21

                 SECTION 12 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS..............21

                      12.1   As to SmartGate...................................................21
                      12.2   As to Pubco.......................................................21

                 SECTION 13 MISCELLANEOUS......................................................22

                      13.1   Entire Agreement; Amendments......................................22
                      13.2   Binding Agreement.................................................22
                      13.3   Attorney's Fees...................................................22
                      13.4   Severability......................................................22
                      13.5   Governing Law.....................................................22
                      13.6   Notices...........................................................22
                      13.7   Counterparts......................................................23

                 EXHIBIT LIST..................................................................25

                 SCHEDULE LIST.................................................................25
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



                             CONTRIBUTION AGREEMENT


        This CONTRIBUTION AGREEMENT ("Agreement") is entered into on this 9th day of February 2000 by and between SmartGate, Inc., a Nevada corporation ("Pubco"), SmartGate, L.C., a Florida Limited Liability Company ("SmartGate"), and shareholders of SmartGate listed on the signature pages hereto, being the only shareholders of SmartGate (the "SmartGate Shareholders, SmartGate Stockholders or SmartGate Members") and who are joining this Agreement only for purposes of Section 1, 2, 3, 9.2 and 10.7 as of the date this Agreement is executed.

                                  INTRODUCTION

        The transaction contemplated by this Agreement is intended to be an integral part of a "tax free" contribution of property under Section 351 of the Internal Revenue Code of 1986 as amended. As a single consolidated transaction, Pubco will simultaneously exchange shares of its stock (the "Pubco Stock") for 100% of the outstanding stock of SmartGate and $1,187,000 of capital. The acquisition by Pubco of SmartGate is contingent upon, simultaneous with and indivisible from Pubco's acquisition of $1,187,000 of capital; likewise, Pubco's acquisition of $1,187,000 of capital is contingent upon, simultaneous with and indivisible from Pubco's acquisition of SmartGate. As a result of this transaction, Pubco shall issue capital stock of Pubco in exchange for said property representing more than 80% of the Pubco stock outstanding immediately after closing.

                                    AGREEMENT

                                    SECTION 1

                                     GENERAL

        Issuance of shares of Pubco shall be part of a single consolidated transaction which has two integral components, each of which will close simultaneously, will be contingent upon each other and will be indivisible from each other. The two components of this transaction are: (i) the SmartGate Stockholders, as of the date of closing as such term is defined in Section 3 hereof (the "Closing" or the "Closing Date") shall contribute to Pubco at Closing certificates representing 100% of the outstanding shares of SmartGate. The transfer of SmartGate shares shall be made free and clear of all liens, mortgages, prejudices, encumbrances or charges, whether disclosed or undisclosed except as the SmartGate shareholders and Pubco shareholders have otherwise agreed in writing. The SmartGate shareholders shall receive approximately 7,743,548 shares of Pubco stock representing no less than 74% of the outstanding capital stock of Pubco immediately after Closing in exchange for the delivery of said property; and (ii) suitable and sophisticated parties shall contribute a minimal $1,187,000 to Pubco in the form of cash in exchange for approximately 657,952 shares of capital stock of Pubco which will be outstanding immediately after Closing. The contribution of SmartGate Shares for Pubco shares shall be governed by this Agreement while the contribution of $1,187,000 for Pubco shares shall be governed by the private placement memorandum and separate subscription agreements which are expressly incorporated into this Agreement and which are expressly made a part of this Agreement. Accordingly, after the conclusion of the transaction, Pubco shall, in exchange for the foregoing described property (i.e. 100% of the outstanding stock of SmartGate and $1,187,000 in cash investment), issue stock representing more than 80% of the capital stock of Pubco immediately after Closing. The shareholders of Pubco not participating in this transaction shall hold less than 20% of the capital of Pubco immediately after closing. All shareholders of Pubco, immediately following closing of this Agreement, shall be set forth on Schedule 1.

                                    SECTION 2

                    CONTRIBUTION OF SMARTGATE FOR PUBCO STOCK

                 2.1 Issuance and Delivery of Pubco Stock. Subject to the terms and conditions contained in this Agreement, at the Closing, Pubco shall acquire from the SmartGate Shareholders, and each SmartGate Shareholder, shall contribute to Pubco, that number of shares of SmartGate Stock set forth on
Schedule 4.2. Subject to the provisions below regarding fractional shares, as consideration for the transfer, assignment, conveyance and delivery of the SmartGate Stock hereunder, at the Closing, Pubco shall issue to SmartGate Shareholders that number of shares of Pubco reflected on Schedule 4.2, representing approximately 7,743,548 shares of Pubco Common Stock which shall represent not less than 74% of the outstanding Common Stock of Pubco immediately following the Closing of this Agreement (hereafter referred to as the "Exchange Transaction").

                 2.2 Issuance of Pubco Options. As further consideration for this transaction Pubco shall, at closing, issue options of Pubco in the amount and terms set forth on Schedule 4.2 to replace the outstanding options of SmartGate which represents 491,191 shares at an exercise price per share of $1.00

                 2.3 No Lien or Encumbrances on Pubco Stock. The issuance of the Pubco Stock shall be made free and clear of all liens, mortgages, pledges, encumbrances or charges, whether disclosed or undisclosed, except as the SmartGate Shareholders and Pubco shall have otherwise agreed in writing.

                 2.4 Fractional Shares. Notwithstanding any other term or provision of this Agreement, no fractional share of Pubco Common Stock and no certificates or scrip therefor, or other evidence of ownership thereof, will be issued and neither shall any SmartGate Shareholder have any right to receive cash in lieu thereof. Each SmartGate Shareholder's pro rata share of Pubco Common Stock shall be rounded up to the nearest whole number of shares.

                 2.5 No Registration of the Pubco Stock; Legend. None of the Pubco Stock issued to the SmartGate Shareholders shall, at the time of Closing, be registered under federal or state securities laws but, rather, shall be issued pursuant to an exemption therefrom and shall be considered "restricted stock" within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Pubco Common Stock so issued shall bear a legend worded substantially as follows:

                 "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SHARES REPRESENTED BY THE CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT THEN IN EFFECT UNDER THE SECURITIES ACT,
                 (2) IN COMPLIANCE WITH RULE 144, OR (3) PURSUANT TO AN OPINION OF COUNSEL TO THE ISSUER HEREOF, SATISFACTORY IN FORM AND SUBSTANCE TO THE ISSUER, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SUCH SALE, OFFER TO SELL, PLEDGE, HYPOTHECATION, TRANSFER OR ASSIGNMENT"

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Pubco's transfer agent shall annotate its records to reflect the restrictions on transfer embodied in the legend set forth above.

                                    SECTION 3

                                     CLOSING

                 3.1 Closing of Transaction. The Closing of the Exchange Transaction (the "Closing" or "Closing Date") shall take place on February 9, 2000 at 4:00 p.m. E.S.T. unless another time shall be mutually agreed upon by the parties. The Closing shall take place at the offices of SmartGate located at 4400 Independence Court, Sarasota, FL.

                 3.2 Deliveries at Signing of Agreement. Prior to executing this Agreement, Pubco and SmartGate shall provide the other with their respective Board Minutes or consents approving the terms of this Agreement and the transaction contemplated herein.

                 3.3 Deliveries at Closing by SmartGate. SmartGate shall deliver or cause to be delivered to Pubco at the Closing a copy of a consent of SmartGate's Board of Directors (as used herein SmartGate's Board of Directors shall mean SmartGate's managers) authorizing SmartGate to take the necessary steps toward Closing the transaction described by this Agreement; and

                 3.4    Deliveries at Closing by Pubco.


                        3.4.1 Pubco shall deliver or cause to be delivered to SmartGate at the Closing:

                                  3.4.1.0   a copy of the consent of Pubco's
                 Board of Directors authorizing Pubco to take the necessary steps toward Closing the transaction described by this Agreement;

                                  3.4.1.1  a copy of a Certificate of Good
                 Standing for Pubco issued not more than 90 days prior to the Closing by the Nevada Secretary of State; and

                                  3.4.1.2   a legal opinion of Pubco's legal
                 counsel satisfactory to SmartGate.

                                  3.4.1.3   irrevocable instructions to the
                 Pubco transfer agent confirming the reservation and issuance of stock certificates to the SmartGate L.C. unit holders as provided herein.

                                  3.4.1.4  director's resolution implementing
                 the year 2000 Employee Stock Option Agreements and issuance of Options to specified employees of SmartGate L.C.

                                  3.4.1.5  Executed employment agreements
                 between Pubco and current employees of SmartGate L.C. as provided in this Agreement.

                 3.5 Deliveries at Closing by SmartGate Shareholders. SmartGate Shareholders shall deliver to Pubco at the Closing certificates representing all shares of the SmartGate Stock as described in Section 1 and
Schedule 4.2, endorsed in blank by the registered owner.

                 3.6 Filings; Cooperation. SmartGate and Pubco shall, on request and without further consideration, cooperate with one another by furnishing or using their best efforts to cause others to furnish any additional information and/or executing and delivering or using their best efforts to cause others to execute and deliver any additional documents and/or instruments, and doing or using their best efforts to cause others to do any and all such other things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement.

                                    SECTION 4

                   REPRESENTATIONS AND WARRANTIES BY SMARTGATE

                 Subject to the schedules, attached hereto and incorporated herein by this reference, SmartGate represents and warrants to Pubco as follows:

                 4.1 Organization and Good Standing of SmartGate. The Articles of Organization of SmartGate and all amendments thereto as presently in effect, certified by the Florida Secretary of State, and the Operating Agreement of SmartGate as presently in effect, certified by the President and Secretary of SmartGate, have been delivered to Pubco and are complete and correct and since the date of such delivery, there has been no amendment, modification or other change thereto.

                 4.2 Capitalization. For the purposes of this Agreement, the term "SmartGate Stock" shall include SmartGate Membership Units and the term "SmartGate Stockholders and SmartGate Shareholder" shall include SmartGate members. SmartGate stock issued and outstanding as of the Closing Date will be 8,252,857 shares subject to Schedule 4.2. All of such outstanding shares are validly issued, fully paid and non-assessable. SmartGate has no other securities, or rights, or options, or warrants to purchase or acquire securities outstanding, and has no currently outstanding promissory notes, other securities or debt instruments, except as set forth in Schedule 4.2.

                 4.3 Subsidiaries. SmartGate has no subsidiaries and no other material investments, directly or indirectly, or other material financial interests in any other corporation or business organization, joint venture or partnership of any kind whatsoever.

                 4.4 Financial Statements. Attached hereto as Schedule 4.4 are SmartGate's unaudited financial statements (or tax returns) for the fiscal years ended December 31, 1997, December 31, 1998 and December 31, 1999 (collectively referred to as the "Financial Statements"). Other than changes in the usual and ordinary conduct of the business since December 31, 1999, or as otherwise provided herein, there have been no material adverse changes in such financial statements.

                 4.5 Absence of Undisclosed Liabilities. SmartGate has no liabilities which are not adequately reflected or reserved against in the SmartGate Financial Statements or otherwise reflected in this Agreement and SmartGate shall not have as of the Closing Date, any liabilities, secured or unsecured and whether accrued, absolute, contingent, direct, indirect or otherwise, which were incurred after December 31, 1999 other than those incurred in the ordinary course of business and which, either individually or in the aggregate, are not material to the results of operations or financial condition of SmartGate as of the Closing Date.

                 4.6 Litigation. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against SmartGate or its properties. There are no actions, suits or proceedings pending, or, to the knowledge of SmartGate, threatened against or affecting SmartGate, any of its officers or directors relating to their positions as such, or any of its properties, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, in connection with the business, operations or affairs of SmartGate, which might result in any material adverse change in the operations or financial condition of SmartGate.

                 4.7 Compliance with Laws. To the best of SmartGate's knowledge, the operations and affairs of SmartGate do not violate any law, ordinance, rule or regulation currently in effect, or any order, writ, injunction or decree of any court or governmental agency, the violation of which would substantially and adversely affect the business, financial condition or operations of SmartGate.

                 4.8    Absence of Certain Changes. Except as reflected in
Schedule 4.8, the Financial Statements, or as otherwise disclosed in writing to Pubco, since December 31, 1999:


                        4.8.1 other than in the normal course of business, SmartGate has not entered into any material transaction;

                        4.8.2 there has been no material adverse change in the condition (financial or otherwise), business, property, prospects, assets or liabilities of SmartGate as shown on the SmartGate Financial Statements, other than changes that both individually and in the aggregate do not have a consequence that is materially adverse to such condition, business, property, prospects, assets or liabilities;

                        4.8.3 there has been no material damage to, destruction of or loss of any of the properties or assets of SmartGate (whether or not covered by insurance) materially and adversely affecting the condition (financial or otherwise), business, property, prospects, assets or liabilities of SmartGate;

                        4.8.4 SmartGate has not declared or paid any dividend or made any distribution on its capital stock, redeemed, purchased or otherwise acquired any of its capital stock, granted any options to purchase shares of its stock, or, issued any shares of its capital stock except as provided in
                 Schedule 4.2;

                        4.8.5 to the best of SmartGate's knowledge, there has been no material change, except in the ordinary course of business, in the contingent obligations of SmartGate by way of guaranty, warranty or otherwise;

                        4.8.6 there have been no loans made by SmartGate to its employees, officers or directors;

                        4.8.7 other than in the normal course of business, the Pubco employment agreements as negotiated or as reflected in the Private Offering Memorandum, there has been no extraordinary increase in the compensation of any of SmartGate employees with the exception of a SmartGate bonus of $30,000 to Mr. Michael and $30,000 to Mr. Duffey, approved by Pubco;

                        4.8.8 to the best of SmartGate's knowledge, there has been no other event or condition of any character which might reasonably be expected either to result in a material adverse change in the condition (financial or otherwise) business, property, prospects, assets or liabilities of SmartGate or to impair materially the ability of SmartGate to conduct the business now being conducted.

                 4.9 Assets. All of the assets reflected on the SmartGate Financial Statements as being owned or acquired and held as of the Closing Date, other than any capital leases, are, and on the Closing Date will be, owned by SmartGate. Except as set forth in Schedule 4.9, SmartGate owns outright and has good and marketable title, or holds valid and enforceable leases, to all of such assets, and no liens exist, except for liens placed upon the property at the time of purchase or lease or through one or more financing transactions. To the best of SmartGate's knowledge, none of SmartGate's equipment has any material defects and in all material respects is in good operating condition and repair, except for ordinary, routine maintenance and repair. Except to the extent disclosed in Schedule 4.9 to this Agreement or reserved against on its balance sheet as of December 31, 1999 neither SmartGate nor any of the SmartGate Shareholders have any reason to believe that any of the accounts and contracts receivable existing would be uncollectible in whole or material part.

                 4.10 Tax Matters. All federal, state and local tax returns, and reports required to be filed before the closing by or with respect to the activities of SmartGate have been filed. All federal, state and local tax returns which will be required to be filed regarding SmartGate following the Closing will be timely filed. To the best of its knowledge, such returns and reports are true and correct in all material respects insofar as they relate to the activities of SmartGate. Except as set forth in Schedule 4.10 since December 31, 1999, SmartGate has not, to its knowledge, incurred any liability with respect to any federal, state or local taxes except in the ordinary and regular course of business and with respect to such tax or assessment SmartGate is not delinquent and no deficiencies for any amount of such tax have been proposed or assessed.

                 4.11 Contracts. Set forth on Schedule 4.11 hereto is a true and complete list of all material contracts or agreements to which SmartGate is a party. To the best of its knowledge, all such material contracts and agreements are valid and binding on SmartGate in accordance with their respective terms.

     4.12 Insurance. To the best of its knowledge, SmartGate, will at closing, have insurance coverage, which is in full force, and effect which provides for coverage that is usual and customary in its business as to amount and scope.

     4.13   Permits. To the best of its knowledge and except as set forth on
Schedule 4.13, SmartGate has all material governmental certificates and licenses, permits, authorizations and approvals ("Permits") required to conduct its business as presently conducted.

     4.14 Books and Records. To the best of its knowledge, the books and records of SmartGate are complete and correct and accurately present, in all material respects, all of the transactions therein described.

     4.15 Authority to Execute Agreement. The Board of Directors of SmartGate, pursuant to the power and authority legally vested in it, has duly authorized the execution and delivery by SmartGate of this Agreement, and has duly agreed to each of the transactions hereby contemplated. SmartGate has the power and authority to execute and deliver this Agreement, to approve the transactions hereby contemplated and to take all other actions required to be taken by it pursuant to the provisions hereof. Subject to obtaining the approval of SmartGate's shareholders to this Agreement and the transactions contemplated hereby, SmartGate has taken all actions required by law, its Articles of Organization, as amended, or otherwise to authorize the execution and delivery of this Agreement. This Agreement is valid and binding upon SmartGate and upon execution by the SmartGate Stockholders, upon the SmartGate Shareholders in accordance with its terms. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or breach of the Articles of Organization, as amended, or the Operating Agreement, as amended, of SmartGate, or of any agreement, injunction, law, rule or regulation applicable to SmartGate or any of the SmartGate Shareholders.

     4.16 Finder's, Broker's Fees. Neither SmartGate nor the SmartGate Shareholders are liable or obligated to pay any finder's, agent's or broker's fee arising out of or in connection with this Agreement or the transactions contemplated by this Agreement.

     4.17 Disclosure. To the best of SmartGate's knowledge, SmartGate has disclosed all events, conditions and facts materially affecting the business and prospects of SmartGate. To the best of SmartGate's knowledge, no representation or warranty by SmartGate in this Agreement nor in any certificate, exhibit, schedule or other written document, furnished to Pubco by SmartGate in connection with the transactions contemplated by this Agreement, taken in the context made or given, contains any untrue material statement of a material fact or omits to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.

                                    SECTION 5

                     REPRESENTATIONS AND WARRANTIES BY PUBCO

     Pubco represents and warrants to SmartGate and the SmartGate Shareholders as follows:

     5.1 Organization and Good Standing. Pubco is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to own or lease its properties and to carry on its business as now being conducted and as proposed to be conducted.

     5.2 Capitalization. Pubco's authorized capital stock consists of 25,000,000 shares of $.001 par value Common Stock (defined above as "Pubco Common Stock"), of which 2,000,000 shares of Pubco Common Stock are outstanding at the date of this Agreement and held by approximately 49 shareholders. Attached as Schedule 5.2 is a list of Pubco's shareholders and their respective share ownership as of December 31, 1999. Pubco is not authorized to issue any class or classes of stock other than such above-described Common Stock. Before giving full effect to the Private Placement contemplated in Section 8, there will be immediately prior to the Closing approximately 2,000,000 shares of Pubco Common Stock outstanding representing less than 20% of Pubco shares outstanding immediately after closing. No other warrants, options or other rights to acquire Pubco Shares outstanding or contemplated except as otherwise provided herein.

     5.3 Authority to Execute Agreement. The Board of Directors of Pubco, pursuant to the power and authority legally vested in it, has duly authorized the execution and delivery by Pubco of this Agreement, and has duly agreed to each of the transactions hereby contemplated. Pubco has the power and authority to execute and deliver this Agreement, to approve the transactions hereby contemplated and to take all other actions required to be taken by it pursuant to the provisions hereof. Pubco has taken all actions required by law, its Certificate of Incorporation, as amended, or otherwise to authorize the execution and delivery of this Agreement and this Agreement is valid and binding upon Pubco. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or breach of the Certificate of Incorporation, as amended, or the Bylaws, as amended, of Pubco, or any agreement, stipulation, order, writ, injunction, decree, law, rule or regulation applicable to Pubco.

     5.4 Subsidiaries. Pubco has no subsidiaries and no investments, directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever.

     5.5 Financial Statements. Pubco has delivered to SmartGate copies of all Pubco's audited financial statements for the fiscal year ended March 31, 1999 and its unaudited financial statements for the period ended January 31, 2000 (collectively, the "Pubco Financial Statements"), all of which are true, accurate, and complete.

     5.6 Absence of Financial Changes. Since December 31, 1999, there has been no material change in Pubco's financial condition, assets or liabilities, except capital contributions and the incurring of expenses in connection with the acquisition of SmartGate and conducting of the Private

Placement, which expenses, incurred prior to the Closing, shall be paid by Pubco prior to the Closing and shall not be the responsibility of Pubco thereafter. Upon the Closing, Pubco shall have no debt not reflected on the Pubco Financial Statements, except as described in Schedule 5.6.

     5.7 Absence of Certain Changes. Except as set forth in Schedule 5.7 and except for the transaction contemplated in Pubco's private placement as provided in Section 8 or as otherwise disclosed in writing to Pubco, since December 31, 1999:

                 5.7.1 other than in the normal course of business, Pubco has not entered into any material transaction;

                 5.7.2 there has been no material adverse change in the condition (financial or otherwise), business, property, prospects, assets or liabilities of Pubco as shown on the Pubco Financial Statements, other than changes that both individually and in the aggregate do not have a consequence that is materially adverse to such condition, business, property, prospects, assets or liabilities;

                 5.7.3 there has been no material damage to, destruction of or loss of any of the properties or assets of Pubco (whether or not covered by insurance) materially and adversely affecting the condition (financial or otherwise), business, property, prospects, assets or liabilities of Pubco;

                 5.7.4 Pubco has not declared or paid any dividend or made any distribution on its capital stock, redeemed, purchased or otherwise acquired any of its capital stock, granted any options to purchase shares of its stock, or, other than current issuance's to certain individuals as set forth in Schedule 5.7.4, issued any shares of its capital stock;

                 5.7.5 there has been no material change, except in the ordinary course of business, in the contingent obligations of Pubco by way of guaranty, warranty or otherwise;

                 5.7.6 there have been no loans made by Pubco to its employees, officers or directors;


                 5.7.7 other than in the normal course of business, there has been no extraordinary increase in the compensation of any of Pubco's employees;

                 5.7.8 there has been no other event or condition of any character which might reasonably be expected either to result in a material adverse change in the condition (financial or otherwise) business, property, prospects, assets or liabilities of Pubco or to impair materially the ability of Pubco to conduct the business now being conducted.

     5.8 Assets. All of the assets reflected on the Pubco Financial Statements or acquired and held as of the Closing Date, other than any capital leases, are, and on the Closing Date will be, owned by Pubco. Except as set forth in Schedule 5.8, Pubco owns outright and has good and marketable title, or holds valid and enforceable leases, to all of such assets, and no liens exist, except for liens placed upon the property at the time of purchase or lease or through one or more financing transactions. To the best of Pubco's knowledge, none of Pubco's equipment has any material defects and in all material respects is in good operating condition and repair, except for ordinary, routine maintenance and repair. Except to the extent disclosed in Schedule 5.8 to this Agreement or reserved against on its balance sheet as of December 31, 1999, neither Pubco nor any of the Pubco Shareholders have any reason to believe that any of the accounts and contracts receivable existing would be uncollectible in whole or material part.

     Immediately following the closing, Pubco, after giving effect to the simultaneous closing of the private placement described in Section 8, (but before adjustment for the simultaneous closing of SmartGate) shall have uncommitted and unreserved cash or cash equivalents on hand in an amount equal to $1,177,000 in excess of any and all debts, liabilities, expenses or obligations of Pubco ("Minimum Cash At Closing"). SmartGate L.C. may, in its discretion waive or reduce the minimum cash at closing requirement subject to acceptable arrangements with Pubco and/or Pubco shareholders which arrangements could modify the representations of Section 4.2.

     5.9 Absence of Undisclosed Liabilities. Except to the extent reflected in Pubco's balance sheet as of December 31, 1999, Pubco has no other liabilities, as of such date, of any nature, whether accrued, absolute, contingent, or otherwise.

     5.10 Litigation. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against Pubco or its properties. There are no actions, suits or proceedings pending, or, to the knowledge of Pubco, threatened against or relating to Pubco. Pubco is not in default under or with respect to any judgment, order, writ, injunction or decree of any court or of any federal, state, municipal or other governmental authority, department, commission, board, agency or other instrumentality.

     5.11 Compliance with Laws. To the best of Pubco's knowledge, and except as set forth in Schedule 5.11, the operations and affairs of Pubco do not violate any law, ordinance, rule or regulation currently in effect, or any order, writ, injunction or decree of any court or governmental agency, the violation of which would substantially and adversely affect the business, financial condition or operations of Pubco.

     5.12 Contracts. Except for this Agreement and the transactions contemplated hereby (including the Memorandum of Understanding between the parties dated September 13, 1999) Pubco is not a party to any contract, nor is Pubco a party to any written or oral commitment for capital expenditures. Pubco has in all material respects performed all obligations required to be performed by it to date and is not in default in any material respect under any agreements or other documents to which it was a party.

     5.13 Tax Matters. All federal, foreign, state and local tax returns, reports and information statements required to be filed by or with respect to the activities of Pubco have been filed for all the years and periods for which such returns and statements were due, including extensions thereof. Pubco has not incurred any liability with respect to any federal, foreign, state or local taxes except in the ordinary and regular course of business. Pubco is not delinquent in the payment of any such tax or assessment, and no deficiencies for any amount of such tax have been proposed or assessed.

     5.14   To the Best of Pubco's Knowledge, Pubco:

            5.14.1 is in compliance with Federal securities law and its SEC filings are current, accurate and complete.

            5.14.2 is not in any violation of any applicable State securities law and the transaction contemplated herein will not be in violation of any Federal or applicable State securities law.

            5.14.3 Has not received any shareholder complaints or shareholder actions and there is no outstanding shareholder litigation nor does Pubco have any knowledge of any pending lawsuits

            5.14.4 The private placement as provided in Section 8 will be in full compliance with the rules and regulations of the SEC and all other applicable agencies and

            5.14.5 The transaction contemplated by this Agreement will comply with all the rules and regulations of the SEC and all other governmental agencies or bodies.

     5.15 Books and Records. The books and records of Pubco are complete and correct and accurately present, in all material respects, all of the transactions therein described.

     5.16 Investment Intent. Pubco is acquiring the SmartGate Stock from the SmartGate Shareholders for investment and not with a view to or for sale in connection with any distribution thereof.

     5.17 Finder's Fees. Pubco is not liable or obligated to pay finder's, agent's or broker's fee arising out of or in connection with this Agreement or the transactions contemplated by this Agreement except for such broker's commissions, if any, payable by Pubco in connection with the Private Placement, all of which shall be paid and satisfied solely by Pubco.

     5.18 Disclosure. Pubco has disclosed all events, conditions and facts materially affecting the business and prospects of Pubco. No representation or warranty by Pubco in this Agreement nor in any certificate, exhibit, schedule or other written document, furnished to SmartGate by Pubco in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.

                                    SECTION 6

                             ACCESS AND INFORMATION

     6.1    As to SmartGate. Subject to the protections provided by Section
10.3 herein, SmartGate shall give to Pubco, its accountants and other representatives full access during normal business hours throughout the period prior to the Closing, to all of SmartGate's properties, books, contracts, commitments, and records, including information concerning its customer base and sales and manufacturing, and shall furnish Pubco during such period with all such information concerning SmartGate's affairs as Pubco shall reasonably request.

     6.2 As to Pubco. Pubco shall give to SmartGate, their accountants and other representatives, full access, during normal business hours throughout the period prior to the Closing, to all of Pubco's books and records concerning Pubco's affairs as SmartGate and the SmartGate Shareholders shall reasonably request.

                                    SECTION 7

                       CONDUCT OF PARTIES PENDING CLOSING

     7.1 Conduct of SmartGate Business Pending Closing. SmartGate and the SmartGate Shareholders, covenant that pending the Closing:

            7.1.1 SmartGate's business will be conducted only in the ordinary course.

            7.1.2 No change will be made in SmartGate's Articles of Organization or Operating Agreements and, no change will be made in SmartGate's issued shares of stock, other than as permitted herein or such changes as may be first approved in writing by Pubco.

            7.1.3 Other than in the ordinary course of business or otherwise permitted herein, no contract or commitment will be entered into by or on behalf of SmartGate or indebtedness otherwise incurred, except with notice in writing to and approval by Pubco.

            7.1.4 No dividends shall be declared, no stock bonuses or options shall be granted and no extraordinary increases in compensation to employees, including officers, shall be declared and no new employment agreement shall be entered into with officers or directors of SmartGate except with notice in writing to and approval by Pubco.

            7.1.5 Except as otherwise requested by Pubco, SmartGate and the its best efforts to preserve SmartGate's business organization intact; to keep available to SmartGate the services of its present officers and employees; and to preserve the goodwill of those having business relations with SmartGate.

     7.2    Conduct of Pubco Pending Closing. Pubco covenants that, pending the
Closing:

            7.2.1   Pubco will conduct business only in the ordinary course.

            7.2.2 No change will be made in Pubco's Certificate of Incorporation or bylaws or in Pubco's authorized shares of stock except as may be first approved in writing by SmartGate.

            7.2.3 No dividends shall be declared, no stock options granted (other than as provided herein) and no employment agreements shall be entered into with officers or directors of Pubco, except as may be first approved in writing by SmartGate.

            7.2.4 Except as otherwise requested by SmartGate, Pubco and the Pubco Shareholders will use their best efforts to preserve Pubco's business organization intact; to keep available to SmartGate the services of its present officers and employees; and to preserve the goodwill of those having business relations with Pubco.

            7.2.5 Pubco will comply with all Federal Securities Laws, applicable State Securities Laws and blue sky requirements in connection with this Agreement and Section 8 herein.

            7.2.6 The $250,000 note contemplated in Exhibit 7.2.6 will be executed and funded simultaneously with the execution of this Agreement. $240,000 was funded under the Promissory Note and accepted by SmartGate as substantial compliance. The $240,000 funding will not be included as part of the Minimum Cash At Closing as required in Section 5.8.

                                    SECTION 8

                    CONTRIBUTION OF CAPITAL FOR PUBCO SHARES

     8.1 Contribution of Pubco Shares. As part of the overall transaction contemplated by this Agreement and subject to Section 4.8, Pubco shall issue approximately 657,952 shares representing approximately 6% of Pubco shares outstanding after the Closing of this Agreement in exchange for a contribution of $1,187,000. The exchange of shares under this Section 8 is an indivisible part of, contingent upon and simultaneous with the exchange of shares to acquire SmartGate as describe in Section 2 of this Agreement. The legal aspects of the exchange of Pubco for $ 1,187,000 shall be governed by certain state and federal securities laws, and accordingly, will be embodied in the Private Placement Memorandum described herein and related subscription agreements which are expressly incorporated into this Agreement and made a part hereof.

     8.2 Pubco's Private Placement. Simultaneous with and as a condition of closing this Agreement, Pubco shall use its best efforts to arrange for the contribution of $1,187,000 (net of associated private placement costs) in exchange for approximately 657,952 shares of Pubco Common Stock representing approximately 6% of the Pubco stock outstanding immediately after closing ("Private Placement"). The Private Placement will be offered exclusively to suitable and sophisticated investors who are "accredited investors" within the meaning of Regulation D under the Securities Act. Investors under the Private Placement shall buy for investment and not with an existing view to resell or distribute the shares.

     8.3 Expenses of Transaction. Prior to closing, Pubco shall pay all of the fees, costs and expenses incurred in connection with the Private Placement without reducing the minimum net proceeds of $ 1,187,000.

     8.4 Private Offering Memorandum. Pubco shall proceed in good faith toward preparation of a private offering memorandum (the "Private Offering Memorandum") to be used in connection with the Private Placement. Pubco shall have complete and exclusive responsibility to prepare the Private Offering Memorandum and related documents, which shall include such information concerning the offering, business, financial condition, results of operations and other matters concerning Pubco and this Agreement as may reasonably be determined by Pubco. Pubco shall be solely and exclusively responsible for the form and substance of the Private Offering Memorandum, the offer and sale of shares of Pubco as contemplated in the Private Offering Memorandum and for compliance with all applicable securities laws relating to the Private Offering Memorandum or the offer or sale of Pubco shares. Pubco shall cause the Private Offering Memorandum to be accurate and complete in all respects and to contain no misstatements. Pubco shall conduct the Private Placement in compliance with all applicable securities laws. While Pubco shall have complete and exclusive responsibility for the preparation of the Private Offering Memorandum, any information in the Private Offering Memorandum concerning SmartGate, including without limitation, the business, risks factors involving SmartGate and the offering, its management, the financial condition and results of operations of SmartGate, which was furnished by SmartGate expressly for use in the Private Offering Memorandum shall, to the extent used in the Private Offering Memorandum in a complete fashion, be the sole responsibility of SmartGate. Pubco's costs, expenses, and legal fees incurred in connection with the preparation of the Agreement and the Private Offering Memorandum shall not be the obligation of SmartGate but shall be paid by Pubco before closing without reducing the agreed upon Minimum Cash At Closing as provided for in Section 5.8.

     8.5 Recipient of Pubco Stock. Recipients of Pubco stock, pursuant to the Private Placement memorandum, shall for all purposes be considered as recipients of Pubco Stock in exchange for a contribution to Pubco pursuant to this Agreement. Said recipients shall, as part of the Private Placement Memorandum, express their intent to hold the Pubco shares so received for investment purposes without the present intent to resell or distribute said Pubco shares.

     8.6    Indemnification.

            8.6.1 Pubco shall indemnify and hold harmless SmartGate, its officers and directors and shareholders against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject which arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Private Offering Memorandum or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and violations of any securities, broker-dealer registration, or other laws, regulations, or administrative rulings, or any liability rising out of or related to the prior acts of Pubco or the actions of Pubco in connection in any fashion with the Private Placement or with the transaction contemplated in this Agreement and shall reimburse them for any legal or other expenses reasonably incurred by them in connection defending any such loss, claim, damage, liability or action; provided, however, that Pubco shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Private Offering Memorandum or any such amendment or supplement thereto, in reliance upon, and in conformity with, information provided by SmartGate, and shall reimburse SmartGate for any legal or other expenses reasonably incurred by SmartGate in connection with defending any such loss, claim, damage, liability or action. This indemnity agreement shall survive the Closing for two (2) years shall be in addition to any liabilities which Pubco may otherwise have.

            8.6.2 SmartGate agrees to indemnify and hold harmless Pubco, its officers and directors against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject which arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Private Offering Memorandum or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission is based upon information which was provided by SmartGate for the expressed inclusion in the Private Offering Memorandum and only to the extent that such information was included in the Private Offering Memorandum in an accurate and complete form and shall reimburse Pubco for any legal or other expenses reasonably incurred by Pubco in connection with defending any such loss, claim, damage, liability or action. This indemnity agreement shall survive the Closing for two (2) years and shall be in addition to any liabilities, which SmartGate may otherwise have.

            8.6.3 This indemnification is only applicable if the transaction closes as contemplated by this Agreement and will survive the Closing for two
(2) years or such time that Pubco has controlling interest in SmartGate, whichever occurs first.

                                    SECTION 9

                         CONDITIONS PRECEDENT TO CLOSING

     9.1 Conditions Precedent to Pubco's Obligations. The obligations of Pubco to consummate the transaction contemplated herein are subject to the fulfillment, prior to or at the Closing, of all conditions elsewhere herein set forth, including, but not limited to, its receipt of all deliveries required by
Section 3 herein, and fulfillment, prior to the Closing, of each of the following conditions:

            9.1.1 SmartGate's representations, warranties and covenants contained in this Agreement shall be materially true at the time of Closing as though such representations, warranties and covenants were made at such time.

            9.1.2 SmartGate and the SmartGate Shareholders shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by each prior to or at the Closing.

            9.1.3 The SmartGate Shareholders acquiring Pubco Stock will be required, at Closing, to submit to Pubco an investment letter (the "Investment Letter") in substantially the form as Exhibit A confirming to Pubco (if true) the information provided therein, including that all the Pubco Stock received will be acquired for investment and not with a view to, or for sale in connection with, any distribution thereof. Neither the foregoing provision nor anything in the Investment Letter shall prohibit the registration of those shares at any time following the Closing.

            9.1.4 Holders of a sufficient number of SmartGate Shares consent to the receipt of Pubco shares therefor so that following the Closing Pubco will own at least 100% of the outstanding capital stock of SmartGate.

            9.1.5 There shall be no material adverse change in the business, assets, financial condition or prospects of SmartGate through the Closing Date.

            9.1.6 Pubco shall have reasonably satisfied itself that, since the date of this Agreement, the business of SmartGate has been conducted in the ordinary course; that, no withdrawals of cash or other assets have been made and no indebtedness has been incurred since the date of this Agreement, except which have occurred in the ordinary course of business or with respect to services rendered or expenses incurred in connection with the Closing of this Agreement, unless said withdrawals or indebtedness were either authorized by the terms of this Agreement or subsequently disclosed in writing by the parties.

            9.1.7 Appropriate confirmation shall be given as to compliance with representations, warranties and covenants.

            9.1.8 SmartGate and the SmartGate Shareholders shall have granted to Pubco (acting through its management personnel, counsel, accountants or other representatives designated by it) full opportunity to examine SmartGate's books and records, properties, plants and equipment, proprietary rights and other instruments, rights and papers of all kinds in accordance with Section 6 hereof and Pubco shall be reasonably satisfied to proceed with the transactions contemplated by this Agreement upon completion of such examination and investigation.

            9.1.9 Pubco shall have satisfied itself that all transactions contemplated by this Agreement shall be legal and binding under applicable statutory and case law of the States of Nevada and Florida, respectively, including, but not limited to all other applicable state securities laws.

     9.2 Conditions Precedent to SmartGate's and the SmartGate Shareholder Obligations. The obligations of SmartGate and the SmartGate Shareholders to consummate the transaction contemplated by this agreement are subject to the fulfillment prior to or at the Closing, of all conditions elsewhere herein set forth, including, but not limited to, their receipt of all deliveries required by Section 3 herein, and fulfillment, prior to the Closing, of each of the following conditions:

            9.2.1 Pubco shall simultaneously complete both the exchange of shares contemplated in Section 2 and the exchange of shares contemplated in
     Section 8 as part of a single transaction.

            9.2.2 As a result of the exchange of Pubco shares contemplated by this Agreement, immediately following the Closing of this Agreement, the recipients of shares under Section 2 and Section 8 of this Agreement shall, in the aggregate, hold more than 80% of the outstanding shares of Pubco.

            9.2.3 Receipt of all necessary approvals of regulatory authorities having jurisdiction over the Acquisition.

                  9.2.4 There shall be no material adverse change in the business, assets, financial condition or prospects of Pubco through the Closing date and, upon the Closing, Pubco shall have no balance sheet debt in excess of $1,000.

                  9.2.5 Appropriate confirmations shall be given as to compliance with representations, warranties and covenants.

                  9.2.6 Written confirmation to SmartGate that there will be immediately prior to the Closing no more than approximately 2,000,000 shares of Pubco Common Stock outstanding representing less than 20% of Pubco shares outstanding immediately after closing. No outstanding options, warrants or stock rights except as permitted herein.

                  9.2.7 SmartGate and the SmartGate Shareholders shall have reasonably satisfied themselves that, since the date of this Agreement, the business of the Pubco has been conducted in the ordinary course; no withdrawals of cash or other assets have been made and no indebtedness has been incurred since the date of this Agreement, except which have occurred in the ordinary course of business or with respect to services rendered or expenses incurred in connection with the Closing of this Agreement, unless said withdrawals or indebtedness were either authorized by the terms of this Agreement or subsequently disclosed in writing by the parties.

                  9.2.8 Pubco shall have granted SmartGate and the SmartGate Shareholders (acting through its management personnel, counsel, accountants or other representatives designated by it) full opportunity to examine its books and records, properties, plants and equipment, proprietary rights and other instruments, rights and papers of all kinds in accordance with Section 6 hereof and SmartGate and the SmartGate Shareholders shall be reasonably satisfied to proceed with the transactions contemplated by this Agreement upon completion of such examination and investigation.

                  9.2.9 SmartGate and the SmartGate Shareholders shall have reasonably satisfied themselves that all transactions contemplated by this Agreement shall be legal and binding under applicable statutory and case law of the State of Nevada and the State of Florida respectively, including, but not limited to all other applicable state securities laws.

                  9.2.10 Pubco at closing will fully satisfy the requirements of Section 5.8 regarding the Minimum Pubco Cash At Closing.

                  9.2.11 Employment/Consulting Agreements for Messrs. Michael, Duffey and King in form and substance suitable to SmartGate shall have been executed and accepted.

                  9.2.12 Pubco, at closing, will have entered into a consulting contract with G.M. Capital Partners, Ltd. satisfactory to all parties.

                  9.2.13 Pubco shall have loaned to SmartGate $240,000 pursuant to the note attached as Exhibit 7.2.6.

                  9.2.14 SmartGate has completed its due diligence inquiry of Pubco and Pubco documents.

                  9.2.15 The execution of this Agreement by all SmartGate Stockholders unless otherwise agreed by Pubco.

                                  SECTION 10

                     ADDITIONAL COVENANTS OF THE PARTIES

         10.1 Cooperation. SmartGate, the SmartGate Shareholders and Pubco will cooperate with each other and their respective agents in carrying out the transactions contemplated by this Agreement, and in delivering all documents and instruments deemed reasonably necessary or useful by the other party.

         10.2 Expenses. Prior to closing and prior to satisfying the Minimum Pubco Cash At Closing requirement as provided in Section 5.8 and the condition set forth in Section 9.2.10, Pubco shall pay all of its respective costs and expenses (including attorneys' and accountants' fees, finder's fees, costs and expenses) incurred in connection with the Acquisition, this Agreement, the Private Placement, and the consummation of the transactions contemplated herein.

         10.3 Confidential Information. Pubco agrees that all "Confidential Information" (as hereinafter defined) so provided by SmartGate shall be treated by Pubco as confidential, and all such information will be utilized by Pubco for the sole and limited purpose of its due diligence investigation relating to the Acquisition, and shall not be disclosed to any third party other than Pubco's attorneys, accountants, officers or other authorized agents, all of whom shall have been placed under an identical confidentiality obligation by Pubco, if Pubco should decide not to go forward with the Acquisition. Furthermore, if the Closing does not occur, Pubco shall promptly return all written Confidential Information (and all copies thereof) in its possession or will certify to SmartGate and Shareholders that all of such documents not returned to SmartGate have been destroyed by Pubco, whichever disposition SmartGate directs.

                  10.3.1 The Confidential Information supplied to Pubco by SmartGate shall be kept confidential for a period of two (2) years from the date hereof and except as provided herein or required by law will not, without the prior written consent of the parties supplying the information, be disclosed by the receiving party or its representatives during such two (2) year period, in any manner, whatsoever, in whole or in part, and will not be used by the receiving party or its representatives directly or indirectly for any purpose other than evaluating the proposed Acquisition; provided, however, that nothing herein shall preclude Pubco or its representatives from using Confidential Information in connection with the Private Placement and to discuss Confidential Information with potential investors in connection therewith and upon the execution by Pubco and SmartGate of this Agreement, Pubco and its representatives will be free to use Confidential Information in any subsequent filings with federal or state authorities relative to the Acquisition or the Private Placement. Each party agrees to transmit the Confidential Information only to those of its representatives who need to know the Confidential Information for the purpose of advising it regarding any of the purposes for which it is permitted to use the Confidential Information under the terms of this Agreement, who are informed by the party supplying such information of the confidential nature of the Confidential Information, and who are directed by such party to comply with the terms of this Agreement. Each party will be responsible for any material breach of this Agreement by its representatives.

                  10.3.2 As used herein "Confidential Information" means all information included in the due diligence booklets delivered by SmartGate to Pubco pursuant to the memorandum of understanding and all information provided by SmartGate to Pubco after the date hereof that is not specifically identified and marked "NOT CONFIDENTIAL" by SmartGate and not otherwise in the public domain or generally available to the public and this Agreement shall be inoperative as to such portions of the Confidential Information which (i) become generally available to the public other than as a result of a disclosure by the receiving party or its representatives which is not required by law; (ii) become available to the receiving party from a source with no obligation of confidentiality to the other party; (iii) describe technology independently developed by the receiving party; or (iv) are known to the receiving party on a non-confidential basis prior to its disclosure to the receiving party by the supplying party or one of its representatives.

                  10.3.3 In the event that a receiving party or any of its representatives is required or becomes legally compelled (by written or oral interrogatories, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information for purposes not permitted by this Agreement, the receiving party will provide the supplying party with prompt written notice so that the supplying party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or that the supplying party waives compliance with the provisions of this Agreement, the receiving party will furnish only that portion of the Confidential Information which is legally required, and will exercise good faith efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

                  10.3.4 Each party to this Agreement agrees that the other party shall be entitled to equitable relief, including injunction and specific performance, in the event of any breach of the provisions of this Section 10.3. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Section 10.3 by either party or its representatives but shall be in addition to all other remedies available at law or equity.

                  10.3.5 It is further understood and agreed that no failure or delay by either party in exercising any right, power or privilege under this Section 10.3 shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege hereunder.

         10.4 Publicity. Pubco shall not without prior written consent of SmartGate publish any press releases or disseminate any news regarding this Agreement or transaction contemplated herein prior to closing unless required to do so by law.

         10.5 Name Change. Pubco will amend its articles of incorporation prior to closing to change its name to a name chosen by SmartGate and eligible for filing with the Secretary of State of Nevada.

         10.6 Post-Closing Covenants. The parties hereto agree to the following covenants to Pubco's operation after the Closing:

                  10.6.1 SmartGate shall remain a wholly owned subsidiary of Pubco for a minimum two (2) years, unless otherwise mutually agreed between SmartGate and Pubco.

                  10.6.2 For a period of two (2) years from and after the Closing, Pubco shall not effect a reverse split of its outstanding capital stock unless such reverse split is required by the underwriters in a registered public offering of Pubco or such reverse split is necessary to obtain approval for quotation of Pubco's common stock on NASDAQ or such split is determined by the Board of Directors to be in the best interest of Pubco.

                  10.6.3 With a view to making the benefits of certain rules and regulations of the Securities and Exchange Commission ("SEC") that permit the sale of Pubco Common Stock to the public without registration, following the closing, Pubco shall cause Pubco following the Closing to continue to:

                           10.6.3.1 File with the Securities and Exchange
Commission in a timely manner all reports and other documents required of Pubco under the Securities Act and the Exchange Act as a company registered under Section 15(d) of the Exchange Act;

                           10.6.3.2 Promptly following the Closing, file
necessary documents and make required submissions to comply with 15c2.11 under the Exchange Act and Standard and Poor and/or Moody's listings and requests to permit Pubco's eligible unvested stock to be traded over-the-counter on NASD's electronic bulletin board. The Board of Directors of Pubco shall allow public trading and quotes to commence over the NASD electronic bulletin board on a timely basis subject to due consideration to the various factors deemed relevant by the Board affecting the Company's trading market and the best interest of the Company and its stockholders.

         10.7 Registration Rights. Upon demand of a majority of the SmartGate Stockholders, Pubco shall cause a registration statement, at Pubco's cost, to be filed in connection with said placement.

         10.8 Budget and Approved Expenditures. Pubco and SmartGate agree to use the proceeds from the private placement as disclosed in Exhibit 10.8 unless otherwise agreed before closing or approved by the Pubco Board of Directors after closing.

         10.9 Insurance. At closing Pubco will exercise its best efforts to have D&O insurance in place.

         10.10 Amendment to Articles. To the extent necessary, Pubco will amend its articles of incorporation and its Bylaws so that the indemnification provided to Officers and directors is to the broadest interpretation available under the Laws of Nevada.

         10.11 Loan in Recognition of Tax Liability. In the event shareholders of SmartGate experience income tax liabilities relating to recapture or other tax issues as part of this transaction, Pubco shall make a loan bearing interest at the prevailing Applicable Federal Rate ("AFR") to SmartGate Stock Holders requesting same in an amount equal to the calculated amount of said income tax liability. Unless otherwise agreed by Pubco, said loans to all SmartGate Stock Holders shall not in the aggregate exceed $200,000 with interest being paid annually or as otherwise agreed and principal being repaid at the first to occur of five years from the date of Closing or the sale of shares pursuant to Section 10.7 in sufficient amount to repay said loan.

                                  SECTION 11

                                   REMEDIES

         11.1 Mutual Termination. SmartGate, the SmartGate Shareholders and Pubco may agree to mutually terminate this Agreement prior to Closing without any liability to each other.

         11.2 Defaults Permitting Termination. If either SmartGate or Pubco materially default in the due and timely performance of any of their warranties, covenants, or agreements under this Agreement, or upon failure of a condition precedent, the non-defaulting party or parties may on or prior to the Closing Date give notice of termination of this Agreement, in the manner provided in
Section 13.6. The notice will specify with particularity the default or defaults on which the notice is based. The termination will be effective five business days after the addressee receives the notice, unless the specified default or defaults have been cured on or before the effective date for termination. Except as otherwise expressly provided herein, upon termination here under neither party shall continuing have any responsibility to the other party.

         11.3 Post-Closing Covenants Benefit Third Parties. The post-closing covenants of Section 10 are expressly intended to benefit the shareholders of SmartGate, any one or more of whom may seek to enforce the same on his own behalf or on behalf of shareholders similarly situated.

         11.4 Arbitration. Any controversy or claim arising from or relating to this Agreement, or its making, performance, or interpretation, will be exclusively and solely settled by binding arbitration before one arbitrator under the commercial arbitration rules of the American Arbitration Association then existing. Judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy. The arbitration shall be exclusively held in Sarasota, Florida.

                                  SECTION 12

                         SURVIVAL OF REPRESENTATIONS,
                           WARRANTIES AND COVENANTS

         12.1 As to SmartGate. The representations, warranties and covenants of SmartGate contained herein shall survive the execution and delivery of this Agreement, the Closing and the consummation of the transactions called for by this Agreement for a period of two years from the Closing.

         12.2 As to Pubco. The representations, warranties and covenants of Pubco contained herein shall survive the execution and delivery of this Agreement, the Closing and the consummation of the transactions called for by this Agreement of two years from the Closing; provided, however, that the covenants specified in Section 10.3 shall survive for the period specified therein and if no period is so specified, shall survive for a period of five years from the Closing.

                                  SECTION 13

                                MISCELLANEOUS

         13.1 Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, representations, warranties, commitments, offers, contracts, and writings prior to the date hereof. No waiver and no modification or amendment of any provision of this Agreement shall be effective unless specifically made in writing and duly signed by the parties to this Agreement bound thereby.

         13.2 Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective assigns and successors in interest; provided, that neither this Agreement nor any right hereunder shall be assignable by Pubco, or SmartGate without the prior written consent of the other parties.

         13.3 Attorney's Fees. Except as otherwise provided herein, in the event of any controversy, claim or dispute among the parties to this Agreement arising out of or relating to this Agreement or breach thereof, each party hereto shall pay his, her or its own legal expenses, attorney's fees and costs. Messrs. Duffey and Dolan, who are stockholders and officers of SmartGate are licensed as attorneys and from time to time have and may in the future provide legal services or other non-legal consulting services to SmartGate and may deliver similar services to Pubco following closing. Pubco and SmartGate waive conflict of interest arising from the described relationships as an officer and shareholder. It is understood that reasonable expenses and fees may be paid to said attorneys or their affiliates in connection with services or consulting provided to SmartGate or Pubco after closing.

         13.4 Severability. If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect on any other provisions hereof.

         13.5 Governing Law. In any action or proceeding arising out of or related to this Agreement, the law of the State of Florida shall be followed.

         13.6 Notices. All notices or other communications required hereunder shall be in writing and shall be sufficient in all respects and shall be deemed delivered after 3 days if sent via registered or certified mail, postage prepaid; the next day if sent by overnight courier service; or upon completion of transmission if sent by facsimile:

      To SmartGate:

   To Pubco:

              SmartGate, Inc.
              114 W. Magnolia Street, Suite 446
              Bellingham, WA 98225

              Fax:  888-639-4097

or if by facsimile to the facsimile number provided by the party, or by personal delivery.

         13.7 Counterparts. This Agreement may be executed in one or more counterparts, each of, which may be deemed an original, but all of which together, shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


SmartGate, Inc.                         SmartGate, L.C.,
a Nevada corporation                    a Florida Limited Liability company

By:  /s/ [ILLEGIBLE]                    By:  /s/ [ILLEGIBLE]
     ------------------------                ------------------------
     Authorized Signatory                    Authorized Signatory

   Shareholders signed only as to and limited to Sections 1, 2, 3, 9.2 and 10.7:


---------------------------                   -------------------------------------
Stephen A. Michael                            William W. Dolan, Trustee of the
                                              Spencer Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998


---------------------------                   -------------------------------------
William W. Dolan                              William W. Dolan, Trustee of the
                                              Spencer Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998


---------------------------                   -------------------------------------
Robert T. Roth                                Scot Lance


---------------------------                   -------------------------------------
Scott Tannehill                               Joseph F. Movizzo



H.R. William Family Limited Partnership
                                              -------------------------------------
                                              Edmund C. King


By:
   ------------------------                   -------------------------------------
   H.R. Williams


---------------------------                   -------------------------------------
William W. Dolan, Trustee                     Debra Finehout
of the Grace Duffey Trust


---------------------------                   -------------------------------------
Edward A. Berstling                           Barbara J. Baker


                                              /s/ H.R. WILLIAMS
---------------------------                   -------------------------------------
Nicole A. Longridge                           H.R. Williams

   Shareholders signed only as to and limited to Sections 1, 2, 3, 9.2 and 10.7:



---------------------------                   -------------------------------------
Stephen A. Michael                            William W. Dolan, Trustee of the
                                              Spencer Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998


---------------------------                   -------------------------------------
William W. Dolan                              William W. Dolan, Trustee of the
                                              Elizabeth Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998



---------------------------                   -------------------------------------
Robert T. Roth                                Scot Lance



---------------------------                   -------------------------------------
Scott Tannehill                               Joseph F. Movizzo



H.R. William Family Limited Partnership       /s/ EDMUND C. KING
                                              -------------------------------------
                                              Edmund C. King

By:
   ------------------------                   -------------------------------------
   H.R. Williams


---------------------------                   -------------------------------------
William W. Dolan, Trustee                     Debra Finehout
of the Grace Duffey Trust


---------------------------                   -------------------------------------
Edward A. Berstling                           Barbara J. Baker



---------------------------                   -------------------------------------
Nicole A. Longridge                           H.R. Williams

   Shareholders signed only as to and limited to Sections 1, 2, 3, 9.2 and 10.7:



---------------------------                   -------------------------------------
Stephen A. Michael                            William W. Dolan, Trustee of the
                                              Spencer Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998


---------------------------                   -------------------------------------
William W. Dolan                              William W. Dolan, Trustee of the
                                              Elizabeth Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998



---------------------------                   -------------------------------------
Robert T. Roth                                Scot Lance



---------------------------                   -------------------------------------
Scott Tannehill                               Joseph F. Movizzo



H.R. William Family Limited Partnership
                                              -------------------------------------
                                              Edmund C. King

By:
   ------------------------                   -------------------------------------
   H.R. Williams


---------------------------                   -------------------------------------
William W. Dolan, Trustee                     Debra Finehout
of the Grace Duffey Trust


---------------------------                   -------------------------------------
Edward A. Berstling                           Barbara J. Baker


/s/ NICOLE A. LONGRIDGE
---------------------------                   -------------------------------------
Nicole A. Longridge                           H.R. Williams

   Shareholders signed only as to and limited to Sections 1, 2, 3, 9.2 and 10.7:


---------------------------                   -------------------------------------
Stephen A. Michael                            William W. Dolan, Trustee of the
                                              Spencer Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998


---------------------------                   -------------------------------------
William W. Dolan                              William W. Dolan, Trustee of the
                                              Elizabeth Rosemary Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998



---------------------------                   -------------------------------------
Robert T. Roth                                Scot Lance



---------------------------                   -------------------------------------
Scott Tannehill                               Joseph F. Movizzo



H.R. William Family Limited Partnership
                                              -------------------------------------
                                              Edmund C. King

By:
   ------------------------                   -------------------------------------
   H.R. Williams


---------------------------                   -------------------------------------
William W. Dolan, Trustee                     Debra Finehout
of the Grace Duffey Trust

                                              /s/ BARBARA J. BAKER
---------------------------                   -------------------------------------
Edward A. Berstling                           Barbara J. Baker



---------------------------                   -------------------------------------
Nicole A. Longridge                           H.R. Williams

   Shareholders signed only as to and limited to Sections 1, 2, 3, 9.2 and 10.7:


---------------------------                   -------------------------------------
Stephen A. Michael                            William W. Dolan, Trustee of the
                                              Spencer Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998


---------------------------                   -------------------------------------
William W. Dolan                              William W. Dolan, Trustee of the
                                              Elizabeth Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998


                                              /s/ SCOT LANCE
---------------------------                   -------------------------------------
Robert T. Roth                                Scot Lance



---------------------------                   -------------------------------------
Scott Tannehill                               Joseph F. Movizzo



H.R. William Family Limited Partnership
                                              -------------------------------------
                                              Edmund C. King

By:
   ------------------------                   -------------------------------------
   H.R. Williams


---------------------------                   -------------------------------------
William W. Dolan, Trustee                     Debra Finehout
of the Grace Duffey Trust


---------------------------                   -------------------------------------
Edward A. Berstling                           Barbara J. Baker



---------------------------                   -------------------------------------
Nicole A. Longridge                           H.R. Williams

  Shareholders signed only as to and limited to Sections 1, 2, 3, 9.2 and 10.7:


---------------------------------             -------------------------------------
Stephen A. Michael                            William W. Dolan, Trustee of the
                                              Spencer Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998

---------------------------------             -------------------------------------
William W. Dolan                              William W. Dolan, Trustee of the
                                              Elizabeth Rosemary Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998


---------------------------------             -------------------------------------
Robert T. Roth                                Scot Lance



---------------------------------             -------------------------------------
Scott Tannehill                               Joseph F. Movizzo



H.R. William Family Limited Partnership
                                              -------------------------------------
                                              Edmund C. King

By:
   ------------------------------             -------------------------------------
   H.R. Williams


---------------------------------             -------------------------------------
William W. Dolan, Trustee                     Debra Finehout
of the Grace Duffey Trust


/s/ EDWARD A. BERSTLING 1-25-2000
---------------------------------             -------------------------------------
Edward A. Berstling                           Barbara J. Baker


---------------------------------             -------------------------------------
Nicole A. Longridge                           H.R. Williams

  Shareholders signed only as to and limited to Sections 1, 2, 3, 9.2 and 10.7:


---------------------------                   -------------------------------------
Stephen A. Michael                            William W. Dolan, Trustee of the
                                              Spencer Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998


---------------------------                   -------------------------------------
William W. Dolan                              William W. Dolan, Trustee of the
                                              Elizabeth Rosemary Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998



---------------------------                   -------------------------------------
Robert T. Roth                                Scot Lance


/s/ SCOTT TANNEHILL
---------------------------                   -------------------------------------
Scott Tannehill                               Joseph F. Movizzo



H.R. William Family Limited Partnership
                                              -------------------------------------
                                              Edmund C. King

By:
   ------------------------                   -------------------------------------
   H.R. Williams


---------------------------                   -------------------------------------
William W. Dolan, Trustee                     Debra Finehout
of the Grace Duffey Trust


---------------------------                   -------------------------------------
Edward A. Berstling                           Barbara J. Baker



---------------------------                   -------------------------------------
Nicole A. Longridge                           H.R. Williams

  Shareholders signed only as to and limited to Sections 1, 2, 3, 9.2 and 10.7:


---------------------------                   -------------------------------------
Stephen A. Michael                            William W. Dolan, Trustee of the
                                              Spencer Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998


---------------------------                   -------------------------------------
William W. Dolan                              William W. Dolan, Trustee of the
                                              Elizabeth Rosemary Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998



---------------------------                   -------------------------------------
Robert T. Roth                                Scot Lance


---------------------------                   -------------------------------------
Scott Tannehill                               Joseph F. Movizzo



H.R. William Family Limited Partnership
                                              -------------------------------------
                                              Edmund C. King

By:
   ------------------------                   -------------------------------------
   H.R. Williams

                                              /s/ DEBRA FINEHOUT
---------------------------                   -------------------------------------
William W. Dolan, Trustee                     Debra Finehout
of the Grace Duffey Trust


---------------------------                   -------------------------------------
Edward A. Berstling                           Barbara J. Baker



---------------------------                   -------------------------------------
Nicole A. Longridge                           H.R. Williams

  Shareholders signed only as to and limited to Sections 1, 2, 3, 9.2 and 10.7:


---------------------------                   -------------------------------------
Stephen A. Michael                            William W. Dolan, Trustee of the
                                              Spencer Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998


---------------------------                   -------------------------------------
William W. Dolan                              William W. Dolan, Trustee of the
                                              Elizabeth Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998



---------------------------                   -------------------------------------
Robert T. Roth                                Scot Lance


---------------------------                   -------------------------------------
Scott Tannehill                               Joseph F. Movizzo



H.R. William Family Limited Partnership
                                              -------------------------------------
                                              Edmund C. King

By:
   ------------------------                   -------------------------------------
   H.R. Williams


/s/ WILLIAM W. DOLAN, as trustee
--------------------------------              -------------------------------------
William W. Dolan, Trustee                     Debra Finehout
of the Grace Duffey Trust


---------------------------                   -------------------------------------
Edward A. Berstling                           Barbara J. Baker



---------------------------                   -------------------------------------
Nicole A. Longridge                           H.R. Williams

  Shareholders signed only as to and limited to Sections 1, 2, 3, 9.2 and 10.7:


/s/ STEPHEN A. MICHAEL
---------------------------                   -------------------------------------
Stephen A. Michael                            William W. Dolan, Trustee of the
                                              Spencer Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998


---------------------------                   -------------------------------------
William W. Dolan                              William W. Dolan, Trustee of the
                                              Elizabeth Rosemary Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998



---------------------------                   -------------------------------------
Robert T. Roth                                Scot Lance


---------------------------                   -------------------------------------
Scott Tannehill                               Joseph F. Movizzo



H.R. William Family Limited Partnership
                                              -------------------------------------
                                              Edmund C. King

By:
   ------------------------                   -------------------------------------
   H.R. Williams


---------------------------                   -------------------------------------
William W. Dolan, Trustee                     Debra Finehout
of the Grace Duffey Trust


---------------------------                   -------------------------------------
Edward A. Berstling                           Barbara J. Baker



---------------------------                   -------------------------------------
Nicole A. Longridge                           H.R. Williams

  Shareholders signed only as to and limited to Sections 1, 2, 3, 9.2 and 10.7:



---------------------------                   -------------------------------------
Stephen A. Michael                            William W. Dolan, Trustee of the
                                              Spencer Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998


---------------------------                   -------------------------------------
William W. Dolan                              William W. Dolan, Trustee of the
                                              Elizabeth Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998



---------------------------                   -------------------------------------
Robert T. Roth                                Scot Lance


                                              /s/ JOSEPH F. MOVIZZO
---------------------------                   -------------------------------------
Scott Tannehill                               Joseph F. Movizzo



H.R. William Family Limited Partnership
                                              -------------------------------------
                                              Edmund C. King

By:
   ------------------------                   -------------------------------------
   H.R. Williams


---------------------------                   -------------------------------------
William W. Dolan, Trustee                     Debra Finehout
of the Grace Duffey Trust


---------------------------                   -------------------------------------
Edward A. Berstling                           Barbara J. Baker



---------------------------                   -------------------------------------
Nicole A. Longridge                           H.R. Williams

  Shareholders signed only as to and limited to Sections 1, 2, 3, 9.2 and 10.7:



---------------------------                   -------------------------------------
Stephen A. Michael                            William W. Dolan, Trustee of the
                                              Spencer Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998


---------------------------                   -------------------------------------
William W. Dolan                              William W. Dolan, Trustee of the
                                              Spencer Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998



---------------------------                   -------------------------------------
Robert T. Roth                                Scot Lance


---------------------------                   -------------------------------------
Scott Tannehill                               Joseph F. Movizzo



H.R. William Family Limited Partnership
                                              -------------------------------------
                                              Edmund C. King

By: /s/ H.R. WILLIAMS
   ------------------------                   -------------------------------------
   H.R. Williams


---------------------------                   -------------------------------------
William W. Dolan, Trustee                     Debra Finehout
of the Grace Duffey Trust


---------------------------                   -------------------------------------
Edward A. Berstling                           Barbara J. Baker



---------------------------                   -------------------------------------
Nicole A. Longridge                           H.R. Williams

  Shareholders signed only as to and limited to Sections 1, 2, 3, 9.2 and 10.7:


---------------------------                   -------------------------------------
Stephen A. Michael                            William W. Dolan, Trustee of the
                                              Spencer Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998


---------------------------                   -------------------------------------
William W. Dolan                              William W. Dolan, Trustee of the
                                              Elizabeth Rosemary Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998



---------------------------                   -------------------------------------
Robert T. Roth                                Scot Lance


/s/ SCOTT TANNEHILL
---------------------------                   -------------------------------------
Scott Tannehill                               Joseph F. Movizzo



H.R. William Family Limited Partnership
                                              -------------------------------------
                                              Edmund C. King

By:
   ------------------------                   -------------------------------------
   H.R. Williams


---------------------------                   -------------------------------------
William W. Dolan, Trustee                     Debra Finehout
of the Grace Duffey Trust


---------------------------                   -------------------------------------
Edward A. Berstling                           Barbara J. Baker



---------------------------                   -------------------------------------
Nicole A. Longridge                           H.R. Williams

  Shareholders signed only as to and limited to Sections 1, 2, 3, 9.2 and 10.7:


/s/ STEPHEN A. MICHAEL
---------------------------                   -------------------------------------
Stephen A. Michael                            William W. Dolan, Trustee of the
                                              Spencer Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998


---------------------------                   -------------------------------------
William W. Dolan                              William W. Dolan, Trustee of the
                                              Elizabeth Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998


/s/ Robert T. Roth
---------------------------                   -------------------------------------
Robert T. Roth                                Scot Lance


---------------------------                   -------------------------------------
Scott Tannehill                               Joseph F. Movizzo



H.R. William Family Limited Partnership
                                              -------------------------------------
                                              Edmund C. King

By:
   ------------------------                   -------------------------------------
   H.R. Williams


---------------------------                   -------------------------------------
William W. Dolan, Trustee                     Debra Finehout
of the Grace Duffey Trust


---------------------------                   -------------------------------------
Edward A. Berstling                           Barbara J. Baker



---------------------------                   -------------------------------------
Nicole A. Longridge                           H.R. Williams

  Shareholders signed only as to and limited to Sections 1, 2, 3, 9.2 and 10.7:


---------------------------                   -------------------------------------
Stephen A. Michael                            William W. Dolan, Trustee of the
                                              Spencer Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998


/s/ WILLIAM W. DOLAN
---------------------------                   -------------------------------------
William W. Dolan                              William W. Dolan, Trustee of the
                                              Elizabeth Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998



---------------------------                   -------------------------------------
Robert T. Roth                                Scot Lance


---------------------------                   -------------------------------------
Scott Tannehill                               Joseph F. Movizzo



H.R. William Family Limited Partnership
                                              -------------------------------------
                                              Edmund C. King

By:
   ------------------------                   -------------------------------------
   H.R. Williams


---------------------------                   -------------------------------------
William W. Dolan, Trustee                     Debra Finehout
of the Grace Duffey Trust


---------------------------                   -------------------------------------
Edward A. Berstling                           Barbara J. Baker



---------------------------                   -------------------------------------
Nicole A. Longridge                           H.R. Williams

   Shareholders signed only as to and limited to Sections 1, 2, 3, 9.2 and 10.7:


---------------------------                   -------------------------------------
Stephen A. Michael                            William W. Dolan, Trustee of the
                                              Spencer Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998

                                              /s/ WILLIAM W. DOLAN, as trustee
---------------------------                   -------------------------------------
William W. Dolan                              William W. Dolan, Trustee of the
                                              Elizabeth Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998



---------------------------                   -------------------------------------
Robert T. Roth                                Scot Lance



---------------------------                   -------------------------------------
Scott Tannehill                               Joseph F. Movizzo



H.R. William Family Limited Partnership
                                              -------------------------------------
                                              Edmund C. King

By:
   ------------------------                   -------------------------------------
   H.R. Williams


---------------------------                   -------------------------------------
William W. Dolan, Trustee                     Debra Finehout
of the Grace Duffey Trust


---------------------------                   -------------------------------------
Edward A. Berstling                           Barbara J. Baker



---------------------------                   -------------------------------------
Nicole A. Longridge                           H.R. Williams

   Shareholders signed only as to and limited to Sections 1, 2, 3, 9.2 and 10.7:

                                              /s/ WILLIAM W. DOLAN, as trustee
---------------------------                   -------------------------------------
Stephen A. Michael                            William W. Dolan, Trustee of the
                                              Spencer Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998


---------------------------                   -------------------------------------
William W. Dolan                              William W. Dolan, Trustee of the
                                              Elizabeth Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998



---------------------------                   -------------------------------------
Robert T. Roth                                Scot Lance



---------------------------                   -------------------------------------
Scott Tannehill                               Joseph F. Movizzo



H.R. William Family Limited Partnership
                                              -------------------------------------
                                              Edmund C. King

By:
   ------------------------                   -------------------------------------
   H.R. Williams


---------------------------                   -------------------------------------
William W. Dolan, Trustee                     Debra Finehout
of the Grace Duffey Trust


---------------------------                   -------------------------------------
Edward A. Berstling                           Barbara J. Baker



---------------------------                   -------------------------------------
Nicole A. Longridge                           H.R. Williams

   Shareholders signed only as to and limited to Sections 1, 2, 3, 9.2 and 10.7:

/s/ STEPHEN A. MICHAEL
---------------------------                   -------------------------------------
Stephen A. Michael                            William W. Dolan, Trustee of the
                                              Spencer Charles Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998


---------------------------                   -------------------------------------
William W. Dolan                              William W. Dolan, Trustee of the
                                              Elizabeth Rosemary Duffey Irrevocable
                                              Trust under Agreement dated the
                                              29th day of July, 1998



---------------------------                   -------------------------------------
Robert T. Roth                                Scot Lance



---------------------------                   -------------------------------------
Scott Tannehill                               Joseph F. Movizzo



H.R. William Family Limited Partnership
                                              -------------------------------------
                                              Edmund C. King

By:
   ------------------------                   -------------------------------------
   H.R. Williams


---------------------------                   -------------------------------------
William W. Dolan, Trustee                     Debra Finehout
of the Grace Duffey Trust


---------------------------                   -------------------------------------
Edward A. Berstling                           Barbara J. Baker



---------------------------                   -------------------------------------
Nicole A. Longridge                           H.R. Williams

                                 EXHIBIT LIST

Exhibit A:        Form of Investment Letter
Exhibit 7.2.6     Note
Exhibit 10.8      Budget & Approved Expenditures

                                SCHEDULE LIST

Schedule 4.2:     Capitalization
Schedule 4.4:     Financial Statements
Schedule 4.6      Litigation
Schedule 4.8:     Absence of Financial Changes
Schedule 4.9:     Asset Ownership Exceptions
Schedule 4.10:    Tax Liabilities
Schedule 4.11:    List of Material Contracts
Schedule 4.13:    Operating Permits/Licenses Exceptions

Schedule 5.2:     Capitalization
Schedule 5.5      Financial Statements - Pubco
Schedule 5.6:     Absence of Financial Changes
Schedule 5.7      Absence of Certain Changes
Schedule 5.8      Assets
Schedule 5.11     Compliance with Laws

                                  EXHIBIT A

Form of Investment Letter

                              INVESTMENT LETTER


         A. The undersigned, constituting a recipient of the common stock (the "Shares") of SmartGate, Inc. a Nevada corporation (the
"Corporation"), pursuant to the Contribution Agreement dated ____________, 1999, is purchasing the shares for his/her own account and not with a view to, or for sale in connection with, any distribution of the Shares.

         B. The undersigned is a bona fide resident and domiciliary, and not a temporary transient resident of, and has his/her principal residence in the State of Florida and does not have any present intention of moving his/her principal residence from such state.

         C. The undersigned is a current or previous employee, or founder of SmartGate LC, a Florida Limited Liability Company ("SmartGate"), which is being acquired by the Corporation and/or has sufficient experience with SmartGate, and/or has other business and financial experience sufficient so that he/she could be reasonably assume to have the capacity to protect his/her interests in connection with this transaction.

         D. The undersigned acknowledges and understands that none of the shares of the Corporation which he/she shall receive in exchange for his/her shares of SmartGate shall at receipt, be registered under federal or state securities laws, but shall be considered "restricted stock" within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The foregoing does not restrict or alter any registration rights which the undersign may otherwise have by virtue of the Investment Agreement.

         E. The undersigned acknowledges that the share certificate of the Corporation shall bear a restrictive legend stating that the Shares have not been registered under the Securities Act and are "restricted securities" as defined in Rule 144 promulgated under the Securities Act, and have not been registered under the securities or blue sky laws of Nevada, or Florida or any other state and may not be sold, offered for sale, pledged, hypothecated, transferred or assigned except (1) pursuant to a registration statement then in effect under the Securities Act, (2) in compliance with Rule 144; or (3) pursuant to an opinion of counsel to the Corporation, satisfactory in form and substance to the Corporation, that such registration or compliance is not required as to such sale, offer to sell, pledge, hypothecation, transfer or assignment. The undersigned also acknowledges that such restrictive legend will be noted in the Corporation's stock records.

         F. The undersigned has not seen or received any advertisement or general solicitation in connection with the sale of the shares.

Dated:                      , 1999
      ----------------------


                                             ----------------------------
                                             [Signature]


                                             ----------------------------
                                             [Print Name)


                                             Residence Address:

                                             ----------------------------

                                             ----------------------------

                                             ----------------------------

                                                                   EXHIBIT 7.2.6


Promissory Note

                                PROMISSORY NOTE

$250,000.00                                                     October __, 1999

FOR VALUE RECEIVED, the undersigned, SmartGate L.C., a Florida Corporation, of 4400 Independence Court, Sarasota, FL 34234 ("Borrower") promises to pay to the order of SmartGate Inc., a Nevada Corporation, at 114 W. Magnolia Street, Suite 446, Bellingham, WA 98225 ("Lender") or such other place as the holder may designate in writing to the undersigned, the principal sum of two hundred fifty thousand United States dollars ($250,000 USD), together with interest thereon from date hereof until paid, at the rate of six percent (6%) per annum as follows: The entire principal amount shall be repaid on December 31, 1999.

Payments shall be applied first to accrued interest and the balance to principal.

All or any part of the aforesaid principal sum may be prepaid at any time and from time to time without penalty.

At the Option of the Borrower, full payment, including accrued interest may be made by the issuance of 250,000 shares of the Borrower's membership units to the Lender and/or assignees.

In the event of any default by the undersigned in the payment of principal or interest when due or in the event of the suspension of actual business, insolvency, assignment for the benefit of creditors, adjudication of bankruptcy, or appointment of a receiver, of or against the undersigned, the unpaid balance of the principal sum of this promissory note shall at the option of the holder become immediately due and payable.

No collateral will be provided.

The maker and all other persons who may become liable for the payment hereof severally waive demand, presentment, protest, notice of dishonor or nonpayment, notice of protest, and any and all lack of diligence or delays in collection which may occur, and expressly consent and agree to each and any extension or postponement of time of payment hereof from time to time at or after maturity or other indulgence, and waive all notice thereof.

In case suit or action is instituted to collect this note, or any portion hereof, the maker promises to pay such additional sum, as the court may adjudge reasonable, attorneys' fees in said proceedings.

This note is made and executed under, and is in all respects governed by, the laws of the State of Florida.

     SmartGate L.C.


     By:  /s/ STEPHEN MICHAEL
        ------------------------
        Stephen Michael
        President

                                                                    EXHIBIT 10.8

Budget and Approved Expenditures

                                USE OF PROCEEDS

Marketing(1)...............................................      500,000
Manufacturing, inventory and Accounts Receivable(2)........    1,000,000
New product research, development and testing(3)...........      500,000
Loan and accrued expenses(4)...............................      300,000
Accrued Development Expenses(5)............................      200,000
Working Capital(6).........................................      500,000
Reserves(7)................................................    1,000,000
                                                              -----------
                    Total..................................    4,000,000

     1. Includes articles in trade journals, attendance at trade shows, direct mail, video preparation and media support.

     2. Includes parts inventory, work in process, finished goods and accounts receivable.

     3. Includes budget for finalizing new products and product testing.

     4. Repayment of loan and accrued legal expenses due to related companies.

     5. Repayment of officers for accrued non-accountable expenses.

     6. Available for administrative staff and overhead.

     7. Until required, reserves will be held in government T-bills or insured interest bearing bank accounts.

     8. In the event that the available funds for budget are less than $4,000,000, the use of proceeds will be revised in the discretion of the Board of Directors.

                                  SCHEDULE 4.2

     There are outstanding options for the purchase of 491,191 of the Company's Units of Ownership at $1.00 per Unit as follows:

                                                                                             CONVERSION TO
                                                                                             NO. OF SHARES
               NO. OF SHARES OF   EXERCISE    EXPIRATION                                     OF SMARTGATE,
NAME            SMARTGATE, LC      PRICE        DATE       CONDITIONS                             INC.
----          -----------------   --------   -----------   -----------                      ----------------
H.R. Williams       476,191        1.00      Dec. 2001     None                                   403,035
Family Limited
Partnership

William Hyde         15,000        1.00      Oct. 2001     Options to William Hyde cannot          12,696
                                                           be exercised for one year and are
                                                           subject to a one-year Consulting
                                                           Agreement.

Ed Berstling             --          --                    Mr. Berstling has been granted
                                                           options with the number of said
                                                           shares being tied to his
                                                           performance and with the
                                                           purchase price being at market at
                                                           the closing of the transaction
                                                           estimated at approximately $3.00
                                                           per share.

        Total       491,191



     In accordance with SmartGate L.C.'s contractual arrangements with SmartGate member and sublessor H.R. Williams Family Limited Partnership, SmartGate, L.C., in SmartGate, L.C.'s discretion, has the right to pay rent at its facility in the form of stock in the amount of 9,180 shares per month or in cash. As of November 2, 1999 the Company will have issued 93,018 shares in rent payment and said 93,018 shares have been included in the issued and outstanding shares reflected in Section 4.2 of the Agreement. SmartGate, L.C.'s management anticipates continuing to pay rent in the form of stock or cash until closing and reserves the right to pay rent with stock, both before and after closing in the exercise of its discretion. Accordingly, additional shares may be issued to H.R. Williams Family Limited Partnership at the rate of 9,180 SmartGate, L.C. shares (or Pubco equivalent post-closing shares) for each month until closing and thereafter.

                   List of Members and Membership Units Owned


                                                                                     APPROX. % OF             SHARES OF
                                                             MEMBERSHIP             SMARTGATE, LC             SMARTGATE,
                                                              UNITS OF               OUTSTANDING              INC. TO BE
        MEMBER                                             SMARTGATE LC(1)              UNITS                  RECEIVED
----------------------------                             ------------------        -----------------        ----------------
Stephen A. Michael ....................................       2,580,027                31.262228                2,420,809

William W. Dolan, Trustee of the Spencer Charles
Duffey Irrevocable Trust under Agreement dated the
29th day of July, 1998 ................................     1,356,666.5                16.438750                1,272,944

William W. Dolan, Trustee of the Elizabeth Rosemary
Duffey Irrevocable Trust under Agreement dated the
29th day of July, 1998 ................................     1,356,666.5                16.438750                1,272,944

William W. Dolan ......................................         386,666                 4.685238                  362,804

Robert T. Roth ........................................         686,667                 8.320355                  644,292

Scot Lance ............................................         160,000                 1.938723                  150,126

Scott Tannehill .......................................           6,667                  .080784                    6,256

H.R. Williams Family Limited Partnership ..............         476,191                 5.770014                  446,804

Joseph F. Movizzo .....................................         125,000                 1.514627                  117,286

Stephen A. Michael ....................................         375,000                 4.543881                  351,858

Edmund C. King ........................................         210,000                 2.544573                  197,040

William W. Dolan, Trustee of the Grace Duffey Trust ...         125,000                 1.514627                  117,286

Debra Finehout ........................................         250,000                 3.029254                  234,572

Scott Tannehill .......................................          10,000                  .121170                    9,383

Edward A. Berstling ...................................          10,000                  .121170                    9,383

Barbara J. Baker ......................................           2,500                  .030293                    2,346

Nicole A. Longridge ...................................           2,500                  .030293                    2,346

H.R. Williams .........................................         133,306                 1.615270                  125,079

                          TOTAL                               8,252,857                      100%               7,743,558

(1) Certain Units are subject to restrictions, pursuant to separate agreement.

                                  SCHEDULE 4.4

FINANCIAL STATEMENTS

Financial Statements of SmartGate, L.C. for the year ended 12/31/97 Financial Statements of SmartGate, L.C. for the year ended 12/31/98 Financial Statements of SmartGate, L.C. for the 11 months ended 11/30/99

Form 1065                                          U.S. PARTNERSHIP RETURN OF INCOME                           OMB No. 1545-0099
                             For calendar year 1997, or tax year beginning__________, and ending_________.   ---------------------
Department of the Treasury                         >   See separate instructions.                                    1997
Internal Revenue Service
-----------------------------------------------------------------------------------------------------------------------------------
A  Principal business activity    Use the        Name of partnership                           D  Employer identification number
   Manufacturer                   IRS label.          PU 65-0730078 DEC97  S07 9999 LP      I     65-0730078
-------------------------------   Otherwise,          SMARTGATE LC                          R  ------------------------------------
B  Principal product or service   please print        DUFFEY SAMUEL S GEN PTR               S  E  Date business started
   Elect Sensor                   or type.            1800 2ND ST STE 854
-------------------------------                       SARASOTA FL 34236                           1/01/98
C  Business code number                                                                        ------------------------------------
   3600                                                                                        F  Total assets
                                                                                                  (see page 10 of the instructions)
                                                                                                  $           33,457
-----------------------------------------------------------------------------------------------------------------------------------

G  Check applicable boxes:    (1) [X] Initial return    (2) [ ] Final return    (3) [ ] Change in address    (4) [ ] Amended return

H  Check accounting method:   (1) [ ] Cash              (2) [X] Accrual         (3) [ ] Other (specify) >
                                                                                                         --------------------------
I  Number of Schedules K-1. Attach one for each person who was a partner at any
   time during the tax year                                                                             >                       4
                                                                                                         --------------------------

------------------------------------------------------------------------------------------------------------------------------------

Caution: Include only trade or business income and expenses on lines 1a through 22 below. See the instructions for more information.

------------------------------------------------------------------------------------------------------------------------------------


              1a   Gross receipts or sales............................................................ 1a   11,774
               b   Less returns and allowances........................................................ 1b        7    1c    11,767
              2    Cost of goods sold (Schedule A, line 8)........................................................    2     80,209
              3    Gross profit. Subtract line 2 from line 1c.....................................................    3    -68,442
Income        4    Ordinary inc. (loss) from other partnerships, estates, & trusts (att. sch.)....................    4
              5    Net farm profit (loss) (attach Schedule F (Form 1040)).........................................    5
              6    Net gain (loss) from Form 4797, Part II, line 18...............................................    6
              7    Other income (loss) (attach schedule)..........................................................    7
              8    Total income (loss). Combine lines 3 through 7.................................................    8    -68,442
------------------------------------------------------------------------------------------------------------------------------------

              9   Salaries and wages (other than to partners) (less employment credits)...........................    9    116,541
             10   Guaranteed payments to partners.................................................................   10
             11   Repairs and maintenance.........................................................................   11      1,936
             12   Bad debts.......................................................................................   12
Deductions   13   Rent............................................................................................   13     26,750
(see page    14   Taxes and licenses..................................................................See Schedule   14      9,212
11 of the    15   Interest........................................................................................   15      9,780
instructions 16a  Depreciation (if required, attach Form 4562)....................................... 16a    2,268
for            b  Less depreciation reported on Schedule A and elsewhere on return................... 16b.........   16c     2,268
limitations) 17   Depletion (Do not deduct oil and gas depletion.)................................................   17
             18   Retirement plans, etc. .........................................................................   18
             19   Employee benefit programs.......................................................................   19
             20   Other deductions (attach schedule) .................................................See Schedule   20     43,618
             21   Total deductions. Add the amounts shown in the far right column for lines 9
                  through 20......................................................................................   21    210,105
------------------------------------------------------------------------------------------------------------------------------------

             22   Ordinary income (loss) from trade or business activities. Subtract line 21
                  from line 8.....................................................................................   22   -278,547
------------------------------------------------------------------------------------------------------------------------------------

             Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete. Declaration of preparer (other than general partner or limited liability company member) is based on all information of which
PLEASE       preparer has any knowledge.
SIGN
HERE
             >                                                                                  >
              -------------------------------------------------------------------------------    ----------------------------------
              Signature of general partner or limited liability company member                   Date
-----------------------------------------------------------------------------------------------------------------------------------

PAID         Preparer's                                          Date        Check if             Preparer's social security no.
PREPARER'S   Signature    >   /s/ [ILLEGIBLE]          CPA       10/14/98    self-employed > [ ]  ###-##-####
USE ONLY                    -------------------------------------------------------------------------------------------------------


             Firm's name (or            Ries & Ficarra, PA                                        EIN >  59-2413568
             yours if self-employed) > ---------------------------------------------------------------------------------------------
             and address               4837 Swift Road Suite 210
                                       Sarasota, FL                                               ZIP code >  34231

-----------------------------------------------------------------------------------------------------------------------------------
For Paperwork Reduction Act Notice, see separate instructions.                                                     Form 1065 (1997)
DAA

Form 1065 (1997) Smartgate, L.C.                65-0730078                Page 2
--------------------------------------------------------------------------------
SCHEDULE A      COST OF GOODS SOLD (see page 13 of the instructions)
--------------------------------------------------------------------------------

 1    Inventory at beginning of year.............................................................................  1
 2    Purchases less cost of items withdrawn for personal use....................................................  2   63,865
 3    Cost of labor..............................................................................................  3   36,484
 4    Additional section 263A costs (attach schedule)............................................................  4
 5    Other costs (attach schedule)..............................................................................  5
 6    Total. Add lines 1 through 5...............................................................................  6  100,349
 7    Inventory at end of year...................................................................................  7   20,140
 8    Cost of goods sold. Subtract line 7 from line 6. Enter here and on page 1, line 2..........................  8   80,209
 9a   Check all methods used for valuing closing inventory:
        (i) [X] Cost as described in Regulations section 1.471-3
       (ii) [ ] Lower of cost or market as described in Regulations section 1.471-4
      (iii) [ ] Other (specify method used and attach explanation) >................................................................
  b   Check this box if there was a writedown of "subnormal" goods as described in
        Regulations section 1.471-2(c)....................................................................................  > [ ]
  c   Check this box if the LIFO inventory method was adopted this tax year for any goods (if checked, attach Form 970)..................................................................................................  > [ ]
  d   Do the rules of section 263A (for property produced or acquired for resale) apply to the partnership?...........[X] Yes [ ] No
  e   Was there any change in determining quantities, cost, or valuations between opening and closing inventory?......[ ] Yes [X] No
      If "Yes," attach explanation.

--------------------------------------------------------------------------------
SCHEDULE B      OTHER INFORMATION
--------------------------------------------------------------------------------

 1    What type of entity is filing this return? Check the applicable box:                                    Yes     No
                                                                                                              ---     --
    a [ ] General partnership      b [ ] Limited partnership          c [X] Limited liability company
    d [ ] Other (see page 14 of the instructions)  >.........................................................
 2    Are any partners in this partnership also partnerships?................................................          X
 3    Is this partnership a partner in another partnership?..................................................          X
 4    Is this partnership subject to the consolidated audit procedures of sections 6221 through 6233? If
        "Yes," see Designation of Tax Matters Partner below..................................................          X
 5    Does this partnership meet ALL THREE of the following requirements?
    a The partnership's total receipts for the tax year were less than $250,000;
    b The partnership's total assets at the end of the tax year were less than $600,000; AND
    c Schedules K-1 are filed with the return and furnished to the partners on or before the due date
        (including extensions) for the partnership return.
      If "Yes," the partnership is not required to complete Schedules L, M-1, and M-2; Item F on page 1
        of Form 1065; or Item J on Schedule K-1............................................................            X
 6    Does this partnership have any foreign partners?.....................................................            X
 7    Is this partnership a publicly traded partnership as defined in section 469(k)(2)?...................            X
 8    Has this partnership filed, or is it required to file, Form 8264, Application for Registration of
        a Tax Shelter?.....................................................................................            X
 9    At any time during calendar year 1997, did the partnership have an interest in or a signature or other authority over a financial account in a foreign country (such as a bank account, securities account, or other financial account)? See page 14 of the instructions for exceptions and filing
        requirements for Form TD F 90-22.1. If "Yes," enter the name of the foreign country. > ............            X
10    During the tax year, did the partnership receive a distribution from, or was it the grantor of, or transferor to, a foreign trust? If "Yes," the partnership may have to file Form 3520 or 926. See
        page 14 of the instructions........................................................................            X
11    Was there a distribution of property or a transfer (e.g., by sale or death) of a partnership interest during the tax year? If "Yes," you may elect to adjust the basis of the partnership's assets under section 754 by attaching the statement described under Elections Made By the
        Partnership on page 6 of the instructions..........................................................            X

--------------------------------------------------------------------------------

DESIGNATION OF TAX MATTERS PARTNER  (see page 15 of the instructions)

Enter below the general partner designated as the tax matters partner (TMP) for the tax year of this return:

Name of                                              Identifying
designated TMP >         Samuel Duffey               number of TMP > ###-##-####
--------------------------------------------------------------------------------
Address of               1800 Second Street
designated TMP >         Sarasota, FL 34236
--------------------------------------------------------------------------------

DAA

Form 1065 (1997) Smartgate, L.C.        65-0730078               Page 3
--------------------------------------------------------------------------------
Schedule K        Partners' Shares of Income, Credits, Deductions, etc.
--------------------------------------------------------------------------------

                              (a) Distributive share Items                                                    (b) Total amount
------------------------------------------------------------------------------------------------------------------------------------
                1   Ordinary income (loss) from trade or business activities (page 1, line 22)..............     1          -278,547
                2   Net income (loss) from rental real estate activities (attach Form 8825).................     2
                3a  Gross income from other rental activities....................................   3a
                 b  Expenses from other rental activities........................................   3b
                 c  Net income (loss) from other rental activities. Subtract line 3b from line 3a...........     3c
                4   Portfolio income (loss):
                 a  Interest income.........................................................................     4a
Income (loss)    b  Dividend income.........................................................................     4b
                 c  Royalty income..........................................................................     4c
                 d  Net short-term capital gain (loss) (attach Schedule D (Form 1065))......................     4d
                 e  Net long-term capital gain (loss) (attach Schedule D (Form 1065)):
                    (1) 28% rate gain (loss) > ............................    (2) Total for year......... >   4e(2)
                 f  Other portfolio income (loss) (attach schedule).........................................     4f
                5   Guaranteed payments to partners.........................................................     5
                6   Net section 1231 gain (loss) (other than due to casualty or theft) (attach Form 4797):
                 a  28% rate gain (loss) > ................................     b  Total for year......... >     6b
                7   Other income (loss) (attach schedule)...................................................     7
------------------------------------------------------------------------------------------------------------------------------------
                8   Charitable contributions (attach schedule)..............................................     8
Deductions      9   Section 179 expense deduction (attach Form 4562)........................................     9                 0
               10   Deductions related to portfolio income (itemize)........................................    10
               11   Other deductions (attach schedule)......................................................    11
------------------------------------------------------------------------------------------------------------------------------------
               12a  Low-income housing credit:
                    (1) From partnerships to which section 42(j)(5) applies for property placed in service before 1990.........................................................................  12a(1)
                    (2) Other than on Line 12a(1) for property placed in service before 1990................  12a(2)
                    (3) From partnerships to which section 42(j)(5) applies for property placed in service
Credits                 after 1989..........................................................................  12a(3)
                    (4) Other than on line 12a(3) for property placed in service after 1989.................  12a(4)
                 b  Qualified rehabilitation expenditures related to rental real estate act. (att. Form 3468)   12b
                 c  Credits (other than cr. shown on ln. 12a and 12b) related to rental real estate
                    activities..............................................................................    12c
                 d  Credits related to other rental activities..............................................    12d
               13   Other credits...........................................................................    13
------------------------------------------------------------------------------------------------------------------------------------
Investment     14a  Interest expenses on investment debts...................................................    14a
Interest         b  (1) Investment income included on lines 4a, 4b, 4c, and 4f above........................  14b(1)
                    (2) Investment expenses included on line 10 above.......................................  14b(2)
------------------------------------------------------------------------------------------------------------------------------------
Self-          15a  Net earnings (loss) from self-employment................................................    15a
Employment       b  Gross farming or fishing income.........................................................    15b
                 c  Gross nonfarm income....................................................................    15c
------------------------------------------------------------------------------------------------------------------------------------
               16a  Depreciation adjustment on property placed in service after 1986........................    16a              663
Adjustments      b  Adjusted gain or loss...................................................................    16b
and Tax          c  Depletion (other than oil and gas)......................................................    16c
Preference       d  (1) Gross income from oil, gas, and geothermal properties...............................  16d(1)
Items               (2) Deductions allocable to oil, gas and geothermal properties..........................  16d(2)
                 e  Other adjustments and tax preference items (attach schedule)............................    16e
------------------------------------------------------------------------------------------------------------------------------------
               17a  Type of income > .......................................................................
                 b  Name of foreign country or U.S. possession > ...........................................
                 c  Total gross income from sources outside the United States (attach sch.).................    17c
Foreign Taxes    d  Total applicable deductions and losses (attach schedule)................................    17d
                 e  Total foreign taxes (check one): > [ ]  Paid    [ ]  Accrued............................    17e
                 f  Reduction in taxes available for credit (attach schedule)...............................    17f
                 g  Other foreign tax information (attach schedule).........................................    17g
------------------------------------------------------------------------------------------------------------------------------------
               18   Section 59(a)(2)
                    expnd.: a type....................................................................b Amt. >  18b
               19   Tax-exempt interest income..............................................................    19
Other          20   Other tax-exempt income.................................................................    20
               21   Nondeductible expenses......................................................See Schedule    21               416
               22   Distributions of money (cash and marketable securities).................................    22
               23   Distributions of property other than money..............................................    23
               24   Other items and amounts required to be reported separately to partners (attach schedule)
------------------------------------------------------------------------------------------------------------------------------------

DAA

Form 1065(1997) Smartgate, L.C.                                          65-0730078                                           Page 4
------------------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
1   Net income (loss). Combine Schedules K, lines 1 through 7 in column (b). From the result, subtract the
    sum of Schedule K, lines 8 through 11, 14a, 17e, and 18b                                                       1      -278,547
    Analysis by        (I) Corporate    (II) Individual   (III) Individual    (IV) Partnership   (V) Exempt    (VI) Nominee/Other
    partner type:                            (active)          (passive)                         organization

  a General partners
  b Limited partners                           -244,712            -33,835
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE L BALANCE SHEETS PER BOOKS (Not required if Question 5 on Schedule B is answered "Yes.")
------------------------------------------------------------------------------------------------------------------------------------

                                                              Beginning of year                          End of tax year
                                                          -------------------------                 --------------------------
                  Assets                                  (a)                   (b)                  (c)                 (d)
1   Cash................................................                                                                 3,963
2a  Trade notes and accounts receivable.................                                             5,111
 b  Less allowance for bad debts........................                                                                 5,111
3   Inventories.........................................                                                                12,825
4   U.S. government obligations.........................
5   Tax-exempt securities...............................
6   Other current assets....................See Schedule                                                                   587
7   Mortgage and real estate loans......................
8   Other investments...................................
9a  Buildings and other depreciable assets..............                                            11,709
 b  Less accumulated depreciation.......................                                             2,268               9,441
10a Depletable assets...................................
  b Less accumulated depletion..........................
11  Land (net of any amortization)......................
12a Intangible assets (amortizable only)................
  b Less accumulated amortization.......................
13  Other assets............................See Schedule                                                                 1,530
14  Total assets........................................                                                                33,457
            Liabilities and Capital
15  Accounts payable....................................
16  Mortgages, notes, bonds payable in
    less than 1 year....................................
17  Other current liabilities...............See Schedule                                                                 9,148
18  All nonrecourse loans...................See Schedule                                                               310,000
19  Mortgages, notes, bonds payable in
    1 year or more......................................
20  Other liabilities...................................
21  Partners' capital accounts..........................                                                              -285,692
22  Total liabilities and capital.......................                                                                33,457


------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE M-1 RECONCILIATION OF INCOME (LOSS) PER BOOKS WITH INCOME (LOSS) PER RETURN (Not required if Question 5 on Schedule B is answered "Yes." See page 23 of the instructions.)
------------------------------------------------------------------------------------------------------------------------------------
1  Net income (loss) per books.......................  -286,278       6   Income recorded on books this year not in-
2  Income included on Sch. K, 1n. 1 through                               cluded on Schedule K, lines 1 through 7 (itemize):
   4, 6, and 7, not recorded on books this                              a Tax-exempt interest $.............................
   year (itemize):.......................See Schedule
                            7,315                         7,315
3  Guaranteed payments (other than                                    7   Deductions included on Schedule K, lines 1
   health insurance).................................                     through 11, 14a, 17e, and 18b, not charged
4  Expenses recorded on books this year not                               against book income this year (itemize):
   included on Schedule K, lines 1 through                              a Depreciation  $...................................
   11, 14a, 17e, and 18b (itemize):
 a Depreciation             $........................
 b Travel and entertainment $     409................
     See Schedule                                                     8   Add lines 6 and 7.................................
                                    7                       416       9   Income (loss) (Analysis of Net income, (loss),
 5 Add lines 1 through 4.............................  -278,547           line 1). Subtract line 8 from line 5..............-278,547
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE M-2 ANALYSIS OF PARTNERS' CAPITAL ACCOUNTS (Not required if Question 5 on Schedule B is answered "Yes.")
------------------------------------------------------------------------------------------------------------------------------------
1  Balance at beginning of year.......................                6   Distributions:   a  Cash..........................
2  Capital contributed during year....................      587                            b  Property......................
3  Net income (loss) per books........................ -286,278       7   Other decreases (itemized):.......................
4  Other increases
   (itemize):.........................................
                                                                      8   Add lines 6 and 7.................................
5  Add lines 1 through 4                               -285,691       9   Balance at end of year, Subtract ln. 8 from ln. 5 -285,691
------------------------------------------------------------------------------------------------------------------------------------
DAA

10114

Form 1065                                       U.S. PARTNERSHIP RETURN OF INCOME                              OMB No. 1545-0000
                                   For calendar year 1998, or tax year                                  ----------------------------
Department of                      beginning....................... and ending........................              1998
the Treasury                                      * See separate instructions.
Internal Revenue
Service
------------------------------------------------------------------------------------------------------------------------------------
Principal business activity   Use the   Name of partnership                                         D Employer Identification Number
      manufacturer            IRS       Smartgate, L.C.                                                         65-0730078
--------------------------    label.    -----------------------------------------------------------
Principal product or service  Other-    Number, street and room or suite number. If a P.O. Box,     E Date business started
   Elect Sensor               wise,     see page 10 of the instructions.                                         1/23/97
--------------------------    please    4400 Independence Court
NEW business code no.         print     --------------------------------------------------------------------------------------------
(see pages 25-27 of Instr.)   or type.  City or town, state, and ZIP code                           F Total assets (see page 10 of
335900                                  Sarasota     FL 34234                                          the instructions)
                                                                                                                             $34,219
------------------------------------------------------------------------------------------------------------------------------------

Check applicable boxes:       (1) [ ] Initial return   (2) [ ] Final return   (3) [ ] Change in address   (4) [ ] Amended return
Check accounting method:      (1) [ ] Cash             (2) [X] Accrual        (3) [ ] Other (specify)
                                                                                                       .............................
Number of Schedules K-1. Attach one for each person who was a partner at any time during the tax year                              7
                                                                                                       .............................
------------------------------------------------------------------------------------------------------------------------------------
Caution: Include only trade or business income and expenses on lines 1a through 22 below. See the instructions for more information.
------------------------------------------------------------------------------------------------------------------------------------
              1a  Gross receipts or sales....................................................  1a        18,958
                                                                                               ----------------
               b  Less returns and allowances................................................  1b           205    1c         18,753
                                                                                               -------------------------------------
              2   Cost of goods sold (Schedule A line 8).......................................................    2          59,470
                                                                                                                --------------------
              3   Gross profit. Subtract line 2 from line 1c...................................................    3         -40,717
                                                                                                                --------------------
Income        4   Ordinary Inc. (loss) from other partnerships, estates, & trusts (att. sch.)..................    4
                                                                                                                --------------------
              5   Net farm profit (loss) (attach Schedule F (Form 1040)).......................................    5
                                                                                                                --------------------
              6   Net gain (loss) from Form 4787, Part II, line 18.............................................    6
                                                                                                                --------------------

              7   Other income (loss) (attach schedule).......................................................     7
                                                                                                                --------------------
              8   Total income (loss). Combine lines 3 through 7.............................................      8         -40,717
------------------------------------------------------------------------------------------------------------------------------------

              9   Salaries and wages (other than to partners) (less employment credits).....................       9          28,125
                                                                                                                --------------------
             10   Guaranteed payments to partners...........................................................      10
                                                                                                                --------------------
             11   Repairs and maintenance...................................................................      11             307
                                                                                                                --------------------
             12   Bad debts.................................................................................      12
                                                                                                                --------------------
Deductions   13   Rent......................................................................................      13          16,000
(see page 11                                                                                                    --------------------
of the       14   Taxes and licenses............................................................See Schedule      14           3,070
instructions                                                                                                    --------------------
for          15   Interest..................................................................................      15          21,589
limitations)                                                                                                    --------------------
             15a  Depreciation (if required, attach Form 4562)................................ 16a     3,679
                                                                                               ----------------
               b  Less depreciation reported on Schedule A and elsewhere on return............ 16b                16c          3,679
                                                                                               -------------------------------------
             17   Depletion (Do not deduct oil and gas depletion.)..........................................      17
                                                                                                                --------------------
             18   Retirement plans, etc. ...................................................................      18
                                                                                                                --------------------
             19   Employee benefit programs................................................................       19
                                                                                                                --------------------
             20  Other deductions (attach schedule).............................................See Schedule      20          63,445
                                                                                                                --------------------
             21  Total deductions. Add the amounts shown in the far right column for lines 9 through 20.....      21         136,215
------------------------------------------------------------------------------------------------------------------------------------
             22  Ordinary income (loss) from trade or business activities. Subtract line 21 from line 8           22        -176,932
------------------------------------------------------------------------------------------------------------------------------------
                 Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and
PLEASE           statements, and to the best of my knowledge and belief, it is true, correct, and complete. Declaration of preparer
SIGN             (other than general partner or limited liability company member) is based on all information of which preparer
HERE             has any knowledge.
                       /s/ [Illegible], President                                                              9-9-99
                  ---------------------------------------------------------------------------       --------------------------------
                  Signature of general partner or limited liability company member                  Date
------------------------------------------------------------------------------------------------------------------------------------
                 Preparer's                                       Date          Check if              Preparer's social security no.
                 signature       /s/ [Illegible], CPA             9/3/99        self-employed  [ ]            ###-##-####
Paid             -------------------------------------------------------------------------------------------------------------------
Preparer's       Firm's name (or           Ries & Ficarra, PA                                          EIN     59-2413568
Use Only         yours if self-employed)   -----------------------------------------------------------------------------------------
                 and address               4837 Swift Road Suite 210
                                           Sarasota, FL                                               ZIP CODE     34231
------------------------------------------------------------------------------------------------------------------------------------
Paperwork Reduction Act Notice, see separate instructions.                                                           Form 1065(1998)
DAA

Form 1065 (1998)  Smartgate, L.C.                                     65-0730078                         Page 2
---------------------------------------------------------------------------------------------------------------------------------
SCHEDULE A Cost of Goods Sold (see page 14 of the instructions)
---------------------------------------------------------------------------------------------------------------------------------
1    Inventory at beginning of year ........................................................................   1           20,140
2    Purchases less cost of items withdrawn for personal use ...............................................   2           33,026
3    Cost of labor .........................................................................................   3           26,712
4    Additional section 263A costs (attach schedule) .......................................................   4
5    Other costs (attach schedule) ............................................................See Schedule.   5            1,699
6    Total. Add lines 1 through 5 ..........................................................................   6           81,577
7    Inventory at end of year ..............................................................................   7           22,107
8    Cost of goods sold. Subtract line 7 from line 6. Enter here and on page 1, line 2 .....................   8           59,470
9a   Check all methods used for valuing closing inventory:
      (i)  [X]  Cost as described in Regulations section 1.471-3
     (ii)  [ ]  Lower of cost or market as described in Regulations section 1.471-4
     (iii) [ ]  Other (specify method used and attach explanation)...............................................................
 b   Check this box if there was a writedown of "subnormal" goods as described in Regulations section 1.471-2(c) ..........[ ]
 c   Check this box if the LIFO Inventory method was adopted this tax year for any goods (if checked, attach Form 970) ....[ ]
 d   Do the rules of section 263A (for property produced or acquired for resale) apply to the partnership? ........[X] Yes [ ] No
 e   Was there any change in determining quantities, cost, or valuations between opening and closing inventory? ...[ ] Yes [ ] No
     If "Yes" attach explanation.

---------------------------------------------------------------------------------------------------------------------------------
SCHEDULE B Other Information
---------------------------------------------------------------------------------------------------------------------------------
1    What type of entity is filing this return? Check the applicable box:                                     Yes         No
                                                                                                              ---         --
  a  [ ] General partnership            b [ ] Limited partnership         c [X] Limited liability company
  d  [ ] Limited liability partnership  e [ ] Other .........................................................
2    Are any partners in this partnership also partnerships? ................................................              X
3    Is this partnership a partner in another partnership? ..................................................              X
4    Is this partnership subject to the consolidated audit procedures of sections 6221 through 6233?
     If "Yes", see Designation of Tax Matters Partner below..................................................              X
5    Does this partnership meet ALL THREE of the following requirements?
  a  The partnership's total receipts for the tax year were less than $250,000;
  b  The partnership's total assets at the end of the tax year were less than $600,000; AND
  c  Schedules K-1 are filed with the return and furnished to the partners on or before the due date
     (including extensions) for the partnership return.
     If "Yes," the partnership is not required to complete Schedules L, M-1 and M-2; Item F on page 1 of
     Form 1065; or Item J on Schedule K-1....................................................................              X
6    Does this partnership have any foreign partners?........................................................              X
7    Is this partnership a publicly traded partnership as defined in section 469(k)(2)?......................              X
8    Has this partnership filed, or is it required to file, Form 8264, Application for Registration of a
     Tax Shelter?............................................................................................              X
9    At any time during calendar year 1998, did the partnership have an interest in or a signature or other authority over a financial account in a foreign country (such as a bank account, securities account, or other financial account)? See page 14 of the instructions for exceptions and filing requirements
     for Form TD F90-22.1. If "Yes," enter the name of the foreign country. ...................................            X
10   During the tax year, did the partnership receive a distribution from, or was it the grantor of, or transferor to, a foreign trust? If "Yes," the partnership may have to file Form 3520. See page 15 of
     the instructions .......................................................................................              X
11   Was there a distribution of property or a transfer (e.g., by sale or death) of a partnership interest during the tax year? If "Yes," you may elect to adjust the basis of the partnership's assets under section 754 by attaching the statement described under Elections Made By the Partnership on page 6 of the instructions ....................................................................................  X
---------------------------------------------------------------------------------------------------------------------------------

DESIGNATION OF TAX MATTERS PARTNER (see page 15 of the instructions)
Enter below the general partner designated as the tax matters partner (TMP) for the tax year of this return:

Name of                                             Identifying
designated TMP     Stephen A Michael                number of TMP   ###-##-####
-------------------------------------------------------------------------------

Address of
designated TMP     620 N. Jefferson Avenue
                   ------------------------------------------------------------
                   Sarasota, FL 34237
-------------------------------------------------------------------------------
DAA

Form 1065 (1998) Smartgate, L.C.                  65-0730078              Page 3
--------------------------------------------------------------------------------
SCHEDULE K  PARTNERS' SHARES OF INCOME, CREDITS, DEDUCTIONS, ETC.

------------------------------------------------------------------------------------------------------------------------------------
                              (a) Distributive share items                                                          (b) Total amount
------------------------------------------------------------------------------------------------------------------------------------
                                 INCOME (LOSS)
 1  Ordinary income (loss) from trade or business activities (page 1, line 22)......................................  1     -176,932
 2  Net income (loss) from rental real estate activities (attach Form 8825).........................................  2
 3a Gross income from other rental activities....................................................... 3a
  b Expenses from other rental activities (att. sch.)............................................... 3b
  c Net income (loss) from other rental activities. Subtract line 3b from line 3a...................................  3c
 4  Portfolio income (loss):
  a Interest income.................................................................................................  4a           2
  b Ordinary dividends..............................................................................................  4b
  c Royalty income..................................................................................................  4c
  d Net short-term capital gain (loss) (attach Schedule D (Form 1085))..............................................  4d
  e Net long-term capital gain (loss) (attach Schedule D (Form 1085)):
    (1) 28% rate gain (loss) ........... (2) Total for year ........................................................  4e(2)
  f Other portfolio income (loss) (attach schedule).................................................................  4f
 5  Guaranteed payments to partners.................................................................................  5
 6  Net section 1231 gain (loss) (other than due to casualty or theft) (attach Form 4797)...........................  6
 7  Other income (loss) (attach schedule)...........................................................................  7
------------------------------------------------------------------------------------------------------------------------------------
                                   DEDUCTIONS
 8  Charitable contributions (attach schedule)......................................................................  8
 9  Section 179 expense deduction (attach Form 4562)................................................................  9
10  Deductions related to portfolio income (itemize)................................................................ 10
11  Other deductions (attach schedule).............................................................................. 11
------------------------------------------------------------------------------------------------------------------------------------
                                    CREDITS
12a Low-income housing credit:
    (1) From partnerships to which section 42(j)(5) applies for property placed in service before 1990.............. 12a(1)
    (2) Other than on line 12a(1) for property placed in service before 1990........................................ 12a(2)
    (3) From partnerships to which section 42(j)(5) applies for property place in service after 1989................ 12a(3)
    (4) Other than on line 12a(3) for property placed in service after 1989......................................... 12a(4)
  b Qualified rehabilitation expenditures related to rental real estate act. (att. Form 3468)....................... 12b
  c Credits (other than ?. shown on lines 12a & 12b) related to rental real estate activities....................... 12c
  d Credits related to other rental activities...................................................................... 12d
13  Other credits................................................................................................... 13
------------------------------------------------------------------------------------------------------------------------------------
                              INVESTMENT INTEREST
14a Interest expense on investment debts............................................................................ 14a
  b (1) Investment income included on lines 4a, 4b, 4c, and 4f above................................................ 14b(1)
    (2) Investment expenses included on line 10 above............................................................... 14b(2)
------------------------------------------------------------------------------------------------------------------------------------
                                SELF-EMPLOYMENT
15a Net earnings (loss) from self-employment........................................................................ 15a
  b Gross farming or fishing income................................................................................. 15b
  c Gross nonfarm income............................................................................................ 15c
------------------------------------------------------------------------------------------------------------------------------------
                      ADJUSTMENTS AND TAX PREFERENCE ITEMS
16a Depreciation adjustment on property placed in service after 1986................................................ 16a           8
  b Adjusted gain or loss........................................................................................... 16b
  c Depletion (other than oil and gas).............................................................................. 16c
  d (1) Gross income from oil, gas,and geothermal properties........................................................ 16d(1)
    (2) Deductions allocable to oil, gas, and geothermal properties................................................. 16d(2)
  e Other adjustments and tax preference items (attach schedule).................................................... 16e
------------------------------------------------------------------------------------------------------------------------------------
                                 FOREIGN TAXES
17a Type of income.................................................................................................. 17a
  b Name of foreign country or U.S. possession...................................................................... 17b
  c Total gross income from sources outside the United States (attach sch.)......................................... 17c
  d Total applicable deductions and losses (attach schedule)........................................................ 17d
  e Total foreign taxes (check one):   [ ] Paid   [ ] Accrued....................................................... 17e
  f Reduction in taxes available for credit (attach schedule)....................................................... 17f
  g Other foreign tax information (attach schedule)................................................................. 17g
------------------------------------------------------------------------------------------------------------------------------------
                                     OTHER
18 Section 59(a)(2) expenditures:
   a  Type ...................................................................................... b   Amount         18b
19 Tax-exempt interest income....................................................................................... 19
20 Other tax-exempt income.......................................................................................... 20
21 Nondeductible expenses....................................................................... See Schedule ...... 21        1,???
22 Distributions of money (cash and marketable securities).......................................................... 22
23 Distributions of property other than money....................................................................... 23
24 Other items and amounts required to be reported separately to partners (attach schedule)......................... 24
------------------------------------------------------------------------------------------------------------------------------------



Form 1065 (1998) Smartgate, L.C.                                           65-0730078           Page 4
------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET INCOME (LOSS)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

1    Net Income (loss), Combine Schedules K, lines 1 through 7 in column (b). From the result, subtract the
     sum of Schedule K, lines 8 through 11, 14a, 17a, and 18b                       1               -176.930
------------------------------------------------------------------------------------------------------------
     Analysis by   (i)Corporate (ii)Individual  (iii)Individual  (iv)Partnership (v)Exempt (vi)Nominee/Other
     partner type:                   (active)         (passive)                   organ-
                                                                                  ization
------------------------------------------------------------------------------------------------------------
a    General partners
b    Limited partners              -114,173        -31,972                                           -30,785
------------------------------------------------------------------------------------------------------------
SCHEDULE L   BALANCE SHEETS PER BOOKS (Not required if Question 6 on Schedule B is answered "Yes.")
------------------------------------------------------------------------------------------------------------
                                            Beginning of tax year                End of tax year
                                 ---------------------------------------------------------------------------
          Assets                      (a)                    (b)                (c)                (d)
                                 ---------------------------------------------------------------------------
 1   Cash....................                               3,963                                  583
                                 ---------------------------------------------------------------------------
 2a  Trade notes and accounts
      receivable.............        5,111                                     8,564
                                 ---------------------------------------------------------------------------
  b  Less allowance for bad
      debts..................                               5,111                                8,564
                                 ---------------------------------------------------------------------------
 3   Inventories.............                              12,825                               17,378
                                 ---------------------------------------------------------------------------
 4   U.S. government obli-
      gations................
                                 ---------------------------------------------------------------------------
 5   Tax-exempt securities...
                                 ---------------------------------------------------------------------------
 6   Other current assets   SEE SCHEDULE
      (attach schedule).......                                587                                  587
                                 ---------------------------------------------------------------------------
 7   Mortgage and real estate
      loans..................
                                 ---------------------------------------------------------------------------
 8   Other investments
      (attach schedule).......
                                 ---------------------------------------------------------------------------
 9a  Buildings and other
      depreciable assets.....       11,709                                    11,709
                                 ---------------------------------------------------------------------------
  b  Less accumulated
      depreciation                   2,268                  9,441              5,947             5,762
                                 ---------------------------------------------------------------------------
10a  Depletable assets.......
                                 ---------------------------------------------------------------------------
  b  Less accumulated
      depletion..............
                                 ---------------------------------------------------------------------------
11   Land (net of any
      amortization...........
                                 ---------------------------------------------------------------------------
12a  Intangible assets
      (amortizable only).....
                                 ---------------------------------------------------------------------------
  b  Less accumulated
      amortization...........
                                 ---------------------------------------------------------------------------
13   Other assets      SEE SCHEDULE
     (attach schedule).......                               1,530                                1,34?
                                 ---------------------------------------------------------------------------
14   Total assets............                              33,457                               34,21?
                                 ---------------------------------------------------------------------------
       Liabilities and Capital
                                 ---------------------------------------------------------------------------
     Accounts payable........                                                                   30,64?
                                 ---------------------------------------------------------------------------
     Mortgages, notes, bonds
      payable in less than
      1 year.................
                                 ---------------------------------------------------------------------------
      Other current
       liabilities     SEE SCHEDULE                         9,148                               59,32?
      (attach schedule)......    ---------------------------------------------------------------------------
18   All nonrecourse loans...SEE SCHEDULE                 310,000                              330,50?
                                 ---------------------------------------------------------------------------
19   Mortgages, notes, bonds
      payable in 1 year or more
                                 ---------------------------------------------------------------------------
20   Other liabilities
      (attach schedule)......    ---------------------------------------------------------------------------
21   Partners' capital
      accounts...............                            -285,691                             -386,24?
                                 ---------------------------------------------------------------------------
22   Total liabilities and
      capital................                              33,457                               34,21?
------------------------------------------------------------------------------------------------------------
SCHEDULE M-1   RECONCILIATION OF INCOME (LOSS) PER BOOKS WITH INCOME (LOSS) PER RETURN
               (Not required if Question 5 on Schedule B is answered "Yes." See page 23 of the Instructions.)
------------------------------------------------------------------------------------------------------------
1    Net Income (loss) per                     -175,556           6   Income recorded on books
      books.................                                           this year not included on
2    Income included on Sch. K ln. 1                                   Schedule K, lines 1 through 7
      through 4, 6, and 7, not recorded on                             (Itemize):
      books this year (Itemize):..........                         a  Tax-exempt interest $.........
      ....................................                             .............................
3    Guaranteed payments (other than health                            .............................
      insurance)..........................                        7   Deductions included on Schedule K,
4    Expenses recorded on books this year                              lines 1 through 11, 14a, 17a, and 18b,
      not included on Schedule K, lines 1                              not charged against book income this
      through 11, 14a, 17a, and 18b                                    year (Itemize):
      (Itemize):                                                   a  Depreciation      $...........
 a   Depreciation    $....................                            ....SEE SCHEDULE..............
 b   Travel and                                                       .....................2,586...  2,5??
      Entertainment  $..................69                         8  Add lines 6 and 7............  2,5??
     ........SEE SCHEDULE.................                         9  Income (loss) (Analysis of Net
     ................................1,143        1,212                Income (Loss), line 1). Subtract
5    Add lines 1 through 4................     -174,344                line 8 from line 5         -176,9??
------------------------------------------------------------------------------------------------------------
SCHEDULE M-2   ANALYSIS OF PARTNERS' CAPITAL ACCOUNTS (Not required if Question 5 on Schedule B is answered "Yes.")
------------------------------------------------------------------------------------------------------------

1    Balance at beginning of year................ -285,691         6  Distributions:  a  Cash.....
                                                                                      b  Property..
2    Capital contributed during year.............   75,000         7  Other decreases
                                                                      (Itemize):...................
     Net Income (loss) per books................. -175,556            .............................
     Other increases                                               8  Add lines 6 and 7............
     (Itemize):..................................                  9  Balance at end of year.
     ............................................                      Subtract ln.8 from ln.5 ....
     Add lines 1 through 4....................... -386,247            ............................ -386,??


                                SmartGate, L.C.
                                Profit and Loss
                                 December 1999

                                                         Dec '99
                                                       -----------
Income/Expense
     Income
          Sales                                           1,759.24
          Shipping/Handling Reimbursement                    50.25
                                                       -----------
     Total Income                                         1,809.49

     Cost of Goods Sold
          Cost of Goods Sold                                721.38
          COGS-Wages                                      1,482.50
          Shipping & Handling                               697.66
                                                       -----------
     Total COGS                                           2,901.54
                                                       -----------

   Gross Profit                                          (1,092.05)

     Expenses
          Alarm Expense                                     149.75
          Advertising Expense                             2,182.92
          Bank Service Charge                                51.00
          Cleaning & Maintenance                            108.40
          Dues and Subscriptions                            325.00
          Equipment Rental                                  483.00
          Interest Exp-Regions                              301.83
          Interest Expense-HRW                              180.42
          Interest Expense-RMI                            1,550.00
          Freight & Delivery (in)                           491.95
          Professional-Management Fees                      448.43
          Professional-Patent Legal Fees                    262.50
          Professional-Consulting                         6,500.00
          Rent or Lease Expense                           4,140.90
          Postage and Delivery                              124.20
        * T&E-Travel                                      3,413.76
          T&E-Meals & Entertainment                         646.27
          Telephone                                       1,291.56
          Telephone-ISDN                                     83.23
          Trash & Water                                      41.57
          Office Supplies                                   993.41
          Coffee & Water Svc                                 44.47
          Salary-Officer                                  4,500.00
          Salary-Office & R&D                             9,125.13
          Royalties-Inventor                                278.00
          R&D Shop Expenses                                  83.44
          R&D Products & Materials                           10.44
        * Marketing & Trade Shows                        10,095.00
          Taxes-Payroll                                   1,110.73
          Taxes-Payroll Unemployment Exp.                    91.91
                                                       -----------
     Total Expenses                                      49,109.22
                                                       -----------

   Net Income (Loss)                                    (50,201.27)
                                                       ===========

* T&E expenses incur during Zurich trip

* Marketing & Trade Show expense for upcoming Booth fees for Fence Tech2000 & IPI Conf in Ft. Lauderdale

                                Smartgate, L.C.
                                 Balance Sheet
                            As of December 31, 1999

                                         DEC 31, '99
                                         -----------
ASSETS
  Current Assets
    Checking/Savings
      First Union Checking                104,378.21
      Regions Bank Checking                    75.33
                                         -----------
    Total Checking/Savings                104,453.54

    Accounts Receivable
      Accounts Receivable                   7,943.15
                                         -----------
    Total Accounts Receivable               7,943.15

    Other Current Assets
      Subsc Rec-S Michael                     245.00
      Subsc Rec-Duffey Revoc Trust            245.00
      Subsc Rec-Dolan                          35.00
      Subsc Rec-R Roth                         62.12
      Inventory Asset-Finished             15,535.10
      Inventory Asset-Parts                75,728.67
                                         -----------
    Total Other Current Assets             91,850.89
                                         -----------

  Total Current Assets                    204,247.58

  Fixed Assets
    Furniture & Fixtures                    3,086.23
    Computer Equpmt & Software             10,351.05
    Shop Equipment                          5,141.69
    Office Equipment                        2,189.89
    Leasehold Improvements                    309.58
    Accum Depreciation-Furniture             (313.00)
    Accum Depreciation-Comptr Eqt          (2,101.00)
    Accum Depreciation-Shop Equpmt         (2,353.00)
    Accum Depreciation-Off Equpmt          (1,120.00)
                                          -----------
  Total Fixed Assets                       15,151.23

  Other Assets
    Deposits                                8,010.90
                                         -----------
  Total Other Assets                        8,010.90
                                         -----------

TOTAL ASSETS                              227,408.71
                                         ===========
LIABILITIES & EQUITY
  Liabilities
    Current Liabilities
      Accounts Payable
        Accounts Payable                   49,344.00
                                         -----------
      Total Accounts Payable               49,344.00

                                Smartgate, L.C.
                                 Balance Sheet
                            As of December 31, 1999


                                                   DEC. 31, '99
                                                   ------------

               Other Current Liabilities
                    Accrued Interest Payable-HRW       1,618.43
                    Accrued Interest Payable-RMI      48,914.68
                    Payroll Liabilities                4,298.46
                    FUTA Tax Payable                      88.74
                    SUTA Tax Payable                     342.09
                    Regions LOC                       42,947.00
                                                    -----------
               Total Other Current Liabilities        98,209.40
                                                    -----------
          Total Current Liabilities                  147,553.40

          Long Term Liabilities
               Due to Radio Metrix                     2,765.00
               N/P-RMI                               330,500.00
               N/P-HRWFLP                             25,000.00
               N/P-SGI                               175,000.00
               Affiliated Co. Advances                 6,121.35
                                                    -----------
            Total Long Term Liabilities              539,386.35
                                                    -----------
     Total Liabilities                               686,939.75

     Equity (Deficit)
          Opening Bal Equity                           1,000.00
          Retained Earnings                         (385,246.85)
          Net Income                                (310,725.69)
          Member Capital-Tannehill                       820.50
          Member Capital-Movizzo                     125,000.00
          Member Capital-HRWFP                       110,622.00
                                                    -----------
     Total Equity (Deficit)                         (458,530.04)
                                                    -----------
TOTAL LIABILITIES & EQUITY                           227,409.71
                                                    ===========

                                  SCHEDULE 4.6


LITIGATION

     SmartGate has received notice of a potential legal proceeding concerning a personal injury in the matter of Genevieve & Edward Haberjak. Should a legal action be brought against SmartGate, L.C., the Company intends to aggressively defend same. Additional information regarding the potential claim will be provided upon request.

                                  SCHEDULE 4.8


ABSENCE OF CERTAIN CHANGES


                                      NONE

                                  SCHEDULE 4.9


ASSETS


                                      NONE

                                 SCHEDULE 4.10


TAX MATTERS


                                      NONE

                                 SCHEDULE 4.11

List of material contracts or agreements to which SmartGate is a party.

[] Operating Agreement by and among SmartGate, L.C. and its members

[] Employment Agreement with Samuel S. Duffey

[] Employment Agreement with Stephen A. Michael

[] Employment Agreement with Scott B. Tannehill

[] Employment Agreement with Edward A. Berstling

[] Confidentiality/Waiver of Interest Agreement and Covenant Not to Compete
   Agreement with Robert T. Roth

[] Confidentiality/Waiver of Interest Agreement and Covenant Not to Compete
   Agreement with William W. Dolan

[] Confidentiality/Waiver of Interest Agreement and Covenant Not to Compete
   Agreement with Barbara Baker

[] Confidentiality/Waiver of Interest Agreement and Covenant Not to Compete
   Agreement with Thomas J. Van deLoo

[] Confidentiality/Waiver of Interest Agreement and Covenant Not to Compete
   Agreement with Steven Sanders and GM Capital Partners Ltd.

[] Confidentiality/Waiver of Interest Agreement and Covenant Not to Compete
   Agreement with GM Capital Partners, Ltd.

[] Confidentiality/Waiver of Interest Agreement and Covenant Not to Compete
   Agreement with Knight Financial Ltd.

[] Confidentiality/Waiver of Interest Agreement and Covenant Not to Compete
   Agreement with David Dwayne Owen

[] Non-Disclosure Agreement with Andrew Smart

[] Non-Disclosure Agreement with Randall T. Arnaud

[] Non-Disclosure Agreement with Pablo Santa Cruz

[] Non-Disclosure Agreement with P. J. Strong

[] Consulting Agreement with William Hyde

[] Sublicense Agreement between Radio Metrix, Inc. and SmartGate, L.C.

[] Royalty Agreement between Radio Metrix, Inc. and Pete Lefferson (under which
   SmartGate, L.C. has royalty payment obligations)

[] Royalty Agreement between Radio Metrix, Inc. and Carl Burnett (under which
   SmartGate, L.C. has royalty payment obligations)

[] Sublease Agreement with H.R. Williams Family Limited Partnership

[] Office furniture and equipment lease with Duffey & Dolan, P.A.

[] Line of Credit Agreement with Regions Bank, N.A.

[] Promissory Notes to Radio Metrix, Inc. in the aggregate amount of $330,500

[] Promissory Note to H.R. Williams - $25,000

[] Promissory Note to SmartGate, Inc., a Nevada corporation - $250,000

[] Option Agreement with Edward A. Berstling included in Employment Agreement

[] Restricted Stock Agreement with Edmund C. King

[] Restricted Stock Agreement with Stephen A. Michael

[] Restricted Stock Agreement with Samuel S. Duffey

[] Restricted Stock Agreement with Edward A. Berstling

[] Restricted Stock Agreement with H.R. Williams Family Limited Partnership

[] Restricted Stock Agreement with Scott Tannehill

[] Restricted Stock Agreement with Barbara J. Baker

[] Restricted Stock Agreement with Nicole A. Longridge

                                 SCHEDULE 4.13

OPERATING PERMITS/LICENSES EXCEPTIONS

                                      NONE

                                  SCHEDULE 5.2

                                 CAPITALIZATION

Attached certified shareholders' list dated February 9, 2000

                            SMARTGATE INC. - COMMON
                              SHAREHOLDER LISTING
                                    1/24/00

SHAREHOLDER                  DEL       CERTIF.#     ISSUE DATE    QUANTITY
-----------                  ---       --------     ----------    --------
Cede & Co.                    Y          1042        05/05/99      450,000
                                         1043        05/05/99        4,000
                                         1044        05/11/99        1,000

RBC Dominion Securities       Y          1038        04/16/99      100,000

Sheyanne Almond               Y          1012        03/22/99        1,000

Sheyne Almond                 Y          1011        03/22/99        1,000

D. Mario Campos               Y          2005        01/11/00        5,000

Felix Campos                  Y          2008        01/11/00       15,000

Colin Ernst                   Y          1036        03/22/99        1,000

Sandra Fernandes              Y          2009        01/11/00       10,000

Jason Sanders                 Y                      02/18/00       10,000

GM Capital Partners Ltd.      Y          1001        03/22/99      674,000

Roland Hartmann               Y          2015        01/11/00       50,000

Huda Limited                  Y          1005        03/22/99      225,000

Intro Limited                 Y          2013        01/11/00       30,000

Darcy Knight                  Y          1032        03/22/99        1,000

Doug Knight                   Y          1030        03/22/99        1,000

Kathy Knight                  Y          1031        03/22/99        1,000

Laurie Knight                 Y          1019        03/22/99        1,000

Lyle Knight                   Y          1018        03/22/99        1,000

Tyler Knight                  Y          1033        03/22/99        1,000

Georgialee Lang               Y          1021        03/22/99        1,000

Earle Lewis                     Y     1007     03/22/99      1,000

Melanie Lewis                   Y     1009     03/22/99      1,000

Pam Lewis                       Y     1008     03/22/99      1,000

Dong Li                         Y     2006     01/11/00     10,000

Carey Linde                     Y     1022     03/22/99      1,000

Mary-Marga MacKinnon            Y     1024     03/22/99      1,000

Eugene Mascarenhas              Y     2007     01/11/00      7,500

Raelyn Metcalfe                 Y     1014     03/22/99      1,000

Rheece Metcalfe                 Y     1013     03/22/99      1,000

Pat Michie                      Y     1027     03/22/99      1,000

Sandy Michie                    Y     1026     03/22/99      1,000

Roshan & Claude Moraes          Y     2003     01/11/00     15,000

Cathryn Newman                  Y     1015     03/22/99      1,000

Gary Newman                     Y     1017     03/22/99      1,000

Kris Ongman                     Y     1035     03/22/99      1,000

Harvey Pacht                    Y     2010     01/11/00     10,000

Jaswant S. Pannu                Y     2004     01/11/00     15,000

Jeffrey G. Pearl                Y     2012     01/11/00     10,000

Ernest Pernet                   Y     2016     01/11/00     10,000

Frank Perozzo                   Y     1037     03/22/99      1,000

Private Investment Co. Ltd.     Y     2011     01/11/00     60,000

Sherrye Sailes                  Y     1010     03/22/99      1,000

Avtar S. Sandhu                 Y     2017     01/20/00      7,500

David Shaw                                Y     1023           03/22/99         1,000

Thomas Shaw                               Y     1025           03/22/99         1,000

Burjis N. Shroff                          Y     2002           01/11/00        15,000

Tamarin Investment Group, Inc.            Y     1006           03/22/99       225,000

David Tenner                              Y     2014           01/11/00         5,000

Sam & Lyla Todywala                       Y     2001           01/11/00        10,000

Total Securities                  2,000,000


                                  SCHEDULE 5.5

                          FINANCIAL STATEMENTS - PUBCO

                               TORIK CORPORATION

                      (A COMPANY IN THE DEVELOPMENT STAGE)

                              FINANCIAL STATEMENTS

                             PERIOD FROM INCEPTION
                             (JULY 9, 1998) THROUGH
                                 MARCH 31, 1999

                               TORIK CORPORATION
                      (A COMPANY IN THE DEVELOPMENT STAGE)

                               TABLE OF CONTENTS
                               -----------------


                                                                            PAGE
                                                                            ----

Independent Auditors' Report                                                   3

Balance Sheet                                                                  4

Statement of Operations                                                        5

Statement of Changes in Shareholders' Equity                                   6

Statement of Cash Flows                                                        7

Notes to Financial Statements                                                  8

                                             [SPICER, JEFFRIES & CO. LETTERHEAD]


                          INDEPENDENT AUDITORS' REPORT

To the Shareholders
Torik Corporation
(A Company in the Development Stage)

We have audited the accompanying balance sheet of Torik Corporation (a Company in the Development Stage) as of March 31, 1999, and the related statements of operations, changes in shareholders' equity, and cash flows for the period from inception (July 9, 1998) through March 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based upon our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Torik Corporation (a Company in the Development Stage) as of March 31, 1999, and the results of its operations and its cash flows for the period from inception (July 9, 1998) through March 31, 1999, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has suffered losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                   /s/ SPICER, JEFFRIES & CO.

Denver, Colorado
June 11, 1999

                               TORIK CORPORATION
                      (A Company in the Development Stage)


                                 BALANCE SHEET
                                 MARCH 31, 1999



                                     ASSETS



CURRENT ASSET - Cash                                                   $    315
                                                                       =========


                              SHAREHOLDERS' EQUITY

CONTINGENCY (Note 4):

SHAREHOLDERS' EQUITY (Note 2):
  Common stock, $.001 par value, 25,000,000 shares authorized;
    2,531,000 shares issued and outstanding                            $  2,531
  Additional paid in capital                                             12,119
  Stock subscription receivable                                            (150)
  Deficit accumulated during the development stage                      (14,185)
                                                                       --------

      TOTAL SHAREHOLDERS' EQUITY                                            315
                                                                       --------
                                                                       $    315
                                                                       =========



The accompanying notes are an integral part of this statement.              -4-

                               TORIK CORPORATION
                      (A Company in the Development Stage)

                            STATEMENT OF OPERATIONS
                      PERIOD FROM INCEPTION (JULY 9, 1998)
                             THROUGH MARCH 31, 1999

REVENUE                                                             $       --

EXPENSES: (Note 3)
  Rent expense                                                             220
  Office expense                                                         5,750
  Management fees                                                        2,450
  Consulting fees                                                        2,500
  Transfer agent fees                                                      700
  Filing fees                                                              685
  General and Administrative                                             1,880
                                                                    ----------

NET LOSS                                                            $  (14,185)
                                                                    ==========

BASIC AND FULLY DILUTED LOSS PER COMMON SHARE                       $     (.01)
                                                                    ==========

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                 2,383,642
                                                                    ==========







The accompanying notes are an integral part of this statement.              -5-

                               TORIK CORPORATION
                      (A Company in the Development Stage)

                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                      PERIOD FROM INCEPTION (JULY 9, 1998)
                             THROUGH MARCH 31, 1999

                                                                                     DEFICIT
                                                                                   ACCUMULATED
                                                                   ADDITIONAL       DURING THE          TOTAL
                                         COMMON STOCK                PAID-IN       DEVELOPMENT       SHAREHOLDERS'
                                    SHARES          AMOUNT           CAPITAL          STAGE             EQUITY
                                 ------------     ------------     ------------     ------------     -------------
INCEPTION, July 9, 1998                   --         $   --          $    --           $     --         $     --

Issuance of common stock,
  July 10, 1998 (Note 2)           1,500,000          1,500               --                 --            1,500
Issuance of common stock,
  August 13, 1998                  1,000,000          1,000            9,000                 --           10,000
Issuance of common stock,
  August 28, 1998                     31,000             31            1,519                 --            1,550
Capital contributions                     --             --            1,600                               1,600
Stock subscription receivable             --             --             (150)                --             (150)
Net loss                                  --             --               --            (14,185)         (14,185)
                                   ---------         ------          -------           --------         --------
BALANCES,
  March 31, 1999                   2,531,000         $2,531          $11,969           $(14,185)        $    315
                                   =========         ======          =======           ========         ========



The accompanying notes are an integral part of this statement.
                                                                             -6-

                               TORIK CORPORATION
                      (A Company in the Development Stage)

                            STATEMENT OF CASH FLOWS
                      PERIOD FROM INCEPTION (JULY 9, 1998)
                             THROUGH MARCH 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES:

  Net loss                                        $(14,185)
                                                  --------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Issuance of common stock                        $ 14,650
  Stock subscription receivable                       (150)
                                                  --------

    NET CASH PROVIDED BY FINANCING ACTIVITIES       14,500

NET INCREASE IN CASH                                   315

CASH, at beginning of period                            --
                                                  --------

CASH, at end of period                            $    315
                                                  ========






The accompanying notes are an integral part of this statement.               -7-

                               TORIK CORPORATION
                      (A Company in the Development Stage)

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BUSINESS

Torik Corporation (the "Company") was incorporated in the state of Nevada on July 9, 1998 and had no previous operations. Activities through March 31, 1999 include organization of the Company and the raising of equity capital. The Company intends to complete detailed impact analysis on corporate information systems to verify if the system will have date-related failures in the year 2000.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NET LOSS PER SHARE OF COMMON STOCK

Net loss per share of common stock is based on weighted-average number of shares of common stock outstanding during the period.

NOTE 2 - SHAREHOLDERS' EQUITY

The Company has the authority to issue 25,000,000 shares of common stock $0.001 par value. The Company issued 1,500,000 shares of common stock to one founder for $1,500 and 1,000,000 shares of common stock to other shareholders for $10,000 in August, 1998. The Company issued 31,000 shares of common stock in connection with a private offering for $1,550 in August, 1998.

NOTE 3 - RELATED PARTY TRANSACTIONS

For the period ended March 31, 1999, the Company paid $5,750 in office expenses and $4,950 in management and consulting fees to its original founding shareholder and an affiliate of this shareholder.

NOTE 4 - GOING CONCERN

The Company has suffered recurring losses from operations that raises a substantial doubt about its ability to continue as a going concern. The continuation of the Company as a going concern is dependent upon the Company attaining and maintaining profitable operations and raising additional capital. Management's plans in this regard is to raise additional capital through an equity offering. The financial statements do not include any adjustment relating to the recovery and classification of recorded asset amounts or the amount and classification of liabilities that might be necessary should the Company discontinue operations.

                                 SMARTGATE INC.

                               TABLE OF CONTENTS


                                                  PAGE
                                                  ----
Financial Statements

     Balance Sheet                                 1

     Statement of Operations                       2

     Statement of Cash Flows                       3

     Statement of Shareholder's Equity             4

     Notes to the Financial Statement              5

SMARTGATE INC.
     (A Development Stage Company)
     Balance Sheet (unaudited)
     As at January 31, 2000

                                                  Notes     January 31, 2000
                                                  -----     ----------------
ASSETS

     Current Assets - Cash                                       $    295
     Advance to SmartGate, L.C.                                   230,000

TOTAL ASSETS                                                     $230,295
                                                                 ========
LIABILITIES

     Current Liabilities                                         $  8,521

TOTAL LIABILITIES                                                $  8,521
                                                                 --------

SHAREHOLDER'S EQUITY                               1,2

     Common Stock, $0.001 Par Value
     Authorized 25,000,000 Shares
     Issued and Outstanding
     January 31, 2000 - 2,816,000                                $  2,816

     Additional Paid in Capital                                   296,834

     Retained Earnings                                            (14,185)

     Current Earnings                                             (63,691)

TOTAL SHAREHOLDERS' EQUITY                                       $221,774
                                                                 --------

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                                             $230,295
                                                                 ========

   The Accompanying Notes Are An Integral Part of These Financial Statements.

SMARTGATE INC.
     (A Development Stage Company)
     Statement of Operations (unaudited)
     For the Ten Month Period Ended January 31, 2000


                                                            For The Ten Month
                                                              Period Ended
                                            Notes           January 31, 2000
                                          --------         -------------------
Revenue...............................                      $            --
                                                            ---------------
General & Administrative Expenses.....                              (63,691)
                                                            ---------------
Total Expenses........................                              (63,691)
Net (Loss)............................                      $       (63,691)
                                                            ===============
Net (Loss) per Common Share...........        1             $         (0.03)
                                                            ===============
Common Shares Outstanding.............        2                   2,816,000
                                                            ===============











   The Accompanying Notes Are An Integral Part of These Financial Statements.

SMARTGATE INC.
     (A Development Stage Company)
     Statement of Cash Flow (unaudited)
     For the Ten Month Period Ended January 31, 2000


                                                            For the Ten Month
                                                              Period Ended
                                            Notes            January 31, 2000
                                          --------         -------------------
Net (Loss)............................                      $       (14,185)
Plus Items Not Affecting Cash Flow....                                8,521
Cash Flows From Operations............                              (63,691)
                                                            ---------------
Cash Flows From Investing Activities..                             (230,590)
Cash Flows From Financing Activities..                                   --
   Common Stock Issued For Cash.......        2                     299,650
                                                            ---------------
   Total Cash Flow From Financing.....                      $       299,650
                                                            ===============
Net Increase (Decrease) in Cash.......                      $           295
Cash at Beginning of Period...........                                  315
Cash at End of Period.................                      $           (25)
                                                            ===============











   The Accompanying Notes Are An Integral Part of These Financial Statements.

SMARTGATE INC.
(A Development Stage Company)
Statement of Shareholders' Equity (unaudited)
For the Ten Month Period Ended January 31, 2000

                                               Number of            Capital Paid
                                                Shares     Common   in excess of   Accumulated
                                     Notes      Common     Stock      Par Value      Deficits     Total
                                  ----------  ----------   ------   ------------   -----------   -------
Balance at July 9, 1998                2             --    $   --       $     --      $     --   $     --

July 10, 1998 issue 1,500,000
shares of $0.001 par value
common stock for cash at $.001
per share                                     1,500,000    $1,500       $     --      $     --   $  1,500

August 14, 1998 issue 1,000,000
shares of $0.001 par value
common stock for cash at $0.01
per share                                     1,000,000    $1,000       $  9,000      $     --   $ 10,000

August 28, 1998 issue 32,000
shares of $0.001 par value
common stock for cash at $0.05
per share                                        31,000    $   31       $  1,519                 $  1,550

Additional Paid in Capital                                              $  1,600                 $  1,600

Stock Subscription Receivable                                           $   (150)                $   (150)

Net (Loss)                                           --    $   --       $     --      $(14,185)  $(14,185)
                                              ---------    ------       --------      --------   --------

Balance at August 31, 1998                    2,531,000    $2,531       $ 11,969      $(14,185)  $    315
                                              ---------    ------       --------      --------   --------

Stock Subscription Receivable                                           $    150      $     --   $    150

November 1, 1999 issue 285,000
shares of $0.001 par value
common stock for cash at $1.00
per share                              2        285,000    $  285       $284,715                 $285,000

Net (Loss)                                                                            $(63,691)  $(63,691)
                                              ---------    ------       --------      --------   --------
Balance at January 31, 2000            2      2,816,000    $2,816       $296,834      $(77,876)  $221,774
                                              =========    ======       ========      ========   ========




   The Accompanying Notes Are An Integral Part of These Financial Statements.

SMARTGATE INC.
(A Development Stage Company)
Notes to Financial Statements
At January 31, 2000
(unaudited)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization:

On July 9, 1998, SmartGate, Inc. (the "Company") was incorporated under the laws of Nevada and intends to complete detailed impact analysis on corporate information systems to verify if the system will have date-related failures in the year 2000. The Company has also decided to enter into the manufacturing and distribution of safety sensors for closing devices.

Development Stage:

The Company is currently in the development stage and has no significant operations to date.

Income Taxes:

Income Taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the recorded book basis and tax basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those difference, which will either be taxable or deductible when the assets and liabilities are offset future taxable income and tax credits that are available to offset federal income taxes. Due to the Company's net operating loss there are no income taxes currently due. Also, there were no material differences between recorded book basis and tax basis at January 31, 2000.

Statement of Cash Flow

For Purposes of the statement of cash flows, the Company considers demand deposits and highly liquid-debt instruments purchased with a maturity of three months or less to be cash equivalent.

Cash paid for interest and taxes in the period ended January 31, 2000 was $-0-.

Net (Loss) Per Common Share

The net (loss) per common share is computed by dividing the net (loss) for the period by the weighted average number of shares outstanding at January 31, 2000.

NOTE 2 - CAPITAL STOCK

Common Stock:

NOTE 3 - SUBSEQUENT EVENTS

The Company has entered into a Contribution Agreement (the "Contribution Agreement") to acquire SmartGate, L.C., a manufacturer and distributer of safety systems for closing devices. Pursuant to the Contribution Agreement, the Company will acquire 100% of the outstanding stock of SmartGate L.C. in a tax-free exchange for approximately 6,000,000 shares of the Company

SMARTGATE INC.
(A Development Stage Company)
Notes to Financial Statements
At January 31, 2000

Outstanding options of approximately 1,476,191 of SmartGate L.C. will be exchanged for similar options of the Company.

As a condition to the Contribution Agreement with SmartGate L.C., the Company loaned $250,000 to SmartGate L.C. As a further condition to the Contribution Agreement, unless otherwise agreed, the Company is required to have $3,750,000 in net liquid assets at the closing, which will be from the proceeds of an offering of 2.1 million shares at $2.00/share. Should the tax free exchange not close by November 30, 1999, or as mutually extended by the parties, at the Option of SmartGate L.C., the loan may be repaid by SmartGate L.C.; (i) by the repayment of $250,000 plus accrued interest at 6% or (ii) through the issuance of shares of SmartGate L.C. stock at $1.00 per share on a pro rata basis to the Company.

The Company and SmartGate L.C. have agreed to extend the Contribution Agreement, though no date has been set at this time.

                                  SCHEDULE 5.6

                          ABSENCE OF FINANCIAL CHANGES

     None

                                  SCHEDULE 5.7

                           ABSENCE OF CERTAIN CHANGES

     None

                                  SCHEDULE 5.8

                                     ASSETS

     None